                                EXPLANATORY NOTE
                           (Not Part of This Exhibit)

Pursuant to the requirements of Rule 13e-3 of the Exchange Act, the following preliminary analysis is being filed as an exhibit to the Schedule 13E-3. The following preliminary analysis was prepared by Morgan Stanley and discussed with the Special Committee on January 14, 1999. The information contained in the preliminary analysis was prepared as a negotiating tool and to provide the Special Committee with some background information with respect to possible alternatives in connection with the offer made by TIC Acquisition LLC. It is important to note that neither the due diligence nor the analysis performed by Morgan Stanley reflected in the above referenced draft was complete at the time the preliminary draft was prepared and it was not intended to be relied upon by the Special Committee or any third parties, including the Shareholders. The Special Committee was aware of the status of and the preliminary nature of the draft and the fact that it was not to be relied upon. The preliminary analysis was prepared as of January 14, 1999 and reflects information made available to Morgan Stanley prior to such date. Therefore, Morgan Stanley's preliminary analysis performed as of January 14, 1999 does not and did not reflect the final views of Morgan Stanley with respect to Morgan Stanley's valuation of the Company or an opinion as to the fairness of the proposed transaction as of the date it was provided to the Special Committee.

                                                                           DRAFT



                                  PROJECT DELTA
                              Discussion Materials
                                January 14, 1999

                                                                           DRAFT



                                  PROJECT DELTA
                                TABLE OF CONTENTS

SECTION I          EXECUTIVE SUMMARY
SECTION II         MORGAN STANLEY ANALYSIS OF ALPHA
     Tab  A        Current Net Asset Value
     Tab  B        Discounted Cash Flow Analysis
     Tab  C        Comparable Company Trading Analysis
     Tab  D        Ability-to-Pay Analysis
     Tab  E        Comparable Multifamily Transactions
     Tab  F        Comparable Squeeze-out Transactions
     Tab  G        Wall Street's View
SECTION  III       NATIONSBANC ANALYSIS OF ALPHA
APPENDIX  A        SELECTED ANALYSIS BACK-UP
     Tab  A        Current Net Asset Value
     Tab  B        Discounted Cash Flow Analyses
     Tab  C        Comparable Company Analysis
APPENDIX  B        INVENTORY OF BETA MATERIALS PROVIDED

                                                                           DRAFT



                                  PROJECT DELTA

                                EXECUTIVE SUMMARY

BACKGROUND / CHRONOLOGY

- November 25, 1998: Beta's financial advisor, NationsBanc Montgomery Securities ("NationsBanc") met with Beta to discuss a potential going-private transaction for Alpha, including:

     -    Strategic rationale

     -    Valuation

     -    Financing impact

     -    Potential for an interloper

- December 1, 1998: Following the close of trading, Beta published a proposal (the "Proposal") to acquire the shares of Alpha (or the "Company") it did not already own in a going-private transaction

     -    Price: $32.50/share

     -    Declared to have no financing contingency

     - Contemplates a cash merger with no tender to precede (draft Merger Agreement has been received)

- A special committee was formed by Alpha's Board of Directors to work with legal and financial advisors in considering the Proposal and formulating a response

- December 8, 1998: Morgan Stanley was notified that it had been selected by the special committee as the Company's financial advisor

- December 10, 1998: Morgan Stanley requested and began receiving and reviewing information for Alpha

                                                                           DRAFT



                                  PROJECT DELTA

                                EXECUTIVE SUMMARY
                                   (CONTINUED)

BACKGROUND / CHRONOLOGY

- December 15, 1988: Morgan Stanley met with management and local consultants of Alpha to discuss a number of topics:

     -    Review of business plan

     -    Review of projections / company model

     -    Discussion of market conditions and market studies

- December 22, 1998: Alpha's special committee and its financial and legal advisors met to discuss the Proposal, consisting primarily of:

     -    Analysis of Alpha

     -    Alternatives potentially available to Alpha

     -    Structural considerations

- December 30, 1998: The financial advisors of Alpha and Beta met to discuss valuation analyses of Alpha that each had performed. In addition, Morgan Stanley requested that all information considered by Beta or its advisors in valuing Alpha be provided to Morgan Stanley

- January 6, 1999: Letter sent to Beta's financial advisor listing ways in which Morgan Stanley believes that assumptions made by NationsBanc in its valuation of Alpha do not adequately reflect the value of Alpha

- January 8, 1999: Materials received from NationsBanc per request dated December 30, 1998 (index included)

                                                                           DRAFT



                                  PROJECT DELTA

                                EXECUTIVE SUMMARY
                                   (CONTINUED)
BACKGROUND / CHRONOLOGY

- January 12, 1999: Package received from NationsBank in response to Morgan Stanley letter dated January 6, 1999

- January 14, 1999: Morgan Stanley and NationsBank met to discuss materials received from NationsBanc and the respective financial advisors' analyses of Alpha

                                                                           DRAFT



                                  PROJECT DELTA

                                EXECUTIVE SUMMARY
                                   (CONTINUED)

FINANCIAL ANALYSIS

- In evaluating the Proposal, we have attempted to estimate a valuation range for the Company by the application of several different valuation methodologies

     - Net asset value: Looks at the current value of the Company's assets on an asset sale basis, netting out debt and preferred to estimate common equity value. This is analogous to liquidation value, although debt and preferred penalties to retire are not included nor is the time value of any disposition program

     - Discounted cash flow: Relies on projections, based on several scenarios, of the Company's performance to estimate a going concern value. Includes dividend discount model, free cash flow model, and leveraged recapitalization analysis

    - Comparable company analysis: Estimates the value of the Company based on trading levels of selected peers, without implying that it has traded or would trade similarly. It is important to note that no good comparable company exists

     - Ability-to-pay: Estimates the value of the Company if it were acquired by another public apartment company based on a variety of assumptions as to the acquirer's acceptable level of earnings accretion or dilution

     - Comparable multifamily transactions: Looks at other transactions that have occurred in the sector. As these (a) were typically mergers of equals and (b) involved stock as consideration as opposed to cash, they are not considered sufficiently comparable so as to allow meaningful value conclusions to be drawn

     - Comparable squeeze-out transactions: Reviews premiums paid in prior squeeze-out transactions. Although a resulting range is shown, the applicability is limited because of variations, among other factors, in the rights of each side and the pre-offer public trading valuation relative to a theoretical intrinsic value

     - Wall Street's view: Synopsis of statements as to the value of the Company published by research analysts before and after publication of the Proposal

                                                                           DRAFT


                                 PROJECT DELTA
--------------------------------------------------------------------------------
                               EXECUTIVE SUMMARY
                        SUMMARY OF PRELIMINARY ANALYSES


                                                   Beta Offer Price
                                                       $32.50
                             ------------------------------------------------------------------------
    1997-1998 Trading Range        $23.38----------------$33.50

    Current Net Asset Value                                $34.50--------$40.00

       Discounted Cash Flow

        - Dividend Discount                          $32.50------------------$43.00

           - Free Cash Flow                            $33.00-----------------------$45.00

    - Leveraged Alternative                              $33.50------------------------$46.00

Comparable Company Analysis                     $29.00--------$35.50

    Ability-to-Pay Analysis                           $32.50--$35.50

          Acquisition Comps

         Public Multifamily                                           Not Applicable
         REIT Transactions

   Squeeze-out Transactions                        $30.00-----$35.00

         Wall Street's View                        $30.00-------$36.00
                             ------------------------------------------------------------------------
                             $20.00     $25.00     $30.00     $35.00     $40.00     $45.00     $50.00

                                                                  MORGAN STANLEY

                                                                           DRAFT



                                  PROJECT DELTA
                               KEY NAV ASSUMPTIONS

STABILIZED PROPERTIES

The 56 stabilized properties including recent acquisitions Park Place, Hamptons and Rancho Santa Fe, were placed into three tiers based upon:

           - year built       - average rent
           - location         - quality

Each tier was ascribed a cap rate range:

          Tier I Newer properties in prime locations with highest rents. Cap rate range: 7.25% - 7.75%

          Tier II Late 1980s product including the student housing properties. Cap rate range: 7.5% - 8.0%

          Tier III   Older product, lower average rent. Cap rate range:
                     7.75% - 8.25%

Cap rates were applied to 1999E NOI
These ranges were evaluated and deemed appropriate in light of cash flow yields (NOI less capital reserves) which would be about 96% as high
Net operating income was calculated based on:

          - 4th quarter forecasted NOI was increased at a quarterly compounded growth rate
          - Operating margin is assumed to be 70% and annual revenues are increased 7% to 12%
          -    Expenses are escalated at 3%

PROPERTIES UNDER DEVELOPMENT

Properties under development were valued as follows:

          - DCFs were performed for each property from l/l/99 until stabilization

          - Cap rates were applied ranging from 7.25% to 8.25% to compute terminal value at stabilization

          -    Discount rates of 12% to 16% were utilized

LAND RIGHTS AGREEMENT

The Land Rights Agreement was calculated utilizing two methodologies:

          I.   Below-market land acquisition prices
               Assuming the land is being transferred to Alpha at prices below what a third party would pay, the value differential was calculated given Alpha pays 95% of appraised value, with a total discount of 5% to 15% compared to a third party
               The agreement was valued based upon the following variables:

               Discount to market: 5% to 15%                 Average cost / unit: $50,000 to $75,000
               Units Developed:    1,000 to 1,500 per year   Discount Rates:      12% to 15%

          II.  Value of Non-Compete
               The value differential between Alpha having the Agreement and the choice to develop, versus a third party developing on-ranch
               The agreement was valued based upon the comparison of two DCF analyses:
               1. Third party developer develops on-ranch, rents increase 7% in 1999, 4% in 2000, and 3% thereafter
               2. Alpha stops developing on-ranch, rents increase over time, at rates of 1% to 2% above rates for Analysis 1

                                                                           DRAFT


                                 PROJECT DELTA
--------------------------------------------------------------------------------
                                  NAV SUMMARY
                                     ($MM)



                                                                            1998 Q4
                                                                         Forecast NOI                 1999 Projected NOI
                                                     Average Year     ------------------    --------------------------------------
                             Properties   Units    Of Completion(1)    Total    Per Unit    7% Rent Growth(3)   12% Rent Growth(3)
                             ----------  -------   ----------------   -------   --------    -----------------   ------------------
STABILIZED PROPERTIES:

Tier I(4)                        19        6,775        1992(2)        $19.5     $2,878          $ 82.2               $ 85.6

Tier II(5)                       24        5,969        1984           $14.5      2,423          $ 61.0               $ 63.5

Tier III                         13        3,573        1978           $ 7.7      2,149          $ 32.4               $ 33.7
                             ----------  -------                      -------   --------    -----------------   ------------------
TOTAL STABILIZED PROPERTIES      56       16,317                       $41.6     $2,552          $175.6               $182.8


                                          Selected Cap Rates            Preliminary Value Range
                                       -------------------------       -------------------------
                                        Low Case       High Case        Low Case       High Case
                                       ----------      ---------       ----------      ---------
STABILIZED PROPERTIES:

Tier I(4)                                 7.75%          7.25%          $1,060.5        $1,180.7

Tier II(5)                                8.00%          7.50%          $  761.6        $  846.0

Tier III                                  8.25%          7.75%          $  392.4        $  435.0
                                       ----------      ---------       ----------      ----------
TOTAL STABILIZED PROPERTIES               7.93%          7.43%          $2,214.5        $2,461.7

                                                VALUE PER UNIT          $135,714        $150,866

Properties Under Development(6)                                         $  267.2        $  332.8

TOTAL ASSET VALUE                                                       $2,481.7        $2,794.5

Cash and Other Assets(7)                                                    14.8            14.8

Other Liabilities(7)                                                       (46.4)          (46.4)

Debt(7)                                                                   (752.1)         (752.1)

Tax Exempt Debt Value(8)                                                    64.3            83.5

Preferred Stock                                                           (200.0)         (200.0)
                                                                       ----------      ----------
NET ASSET VALUE                                                         $1,562.2        $1,894.3

DILUTED SHARES(9)                                                     45,330,741      45,442,718

NAV/SHARE                                                                 $34.46          $41.69


Notes:
(1) For average unit in sub-portfolios, reflects first year of completion of project.
(2)  1994 if Promontory Point is excluded (520 unit property built in 1974).
(3) Low Case assumed 7% rent growth, high case assumed 12% rent growth. Both cases assume 3% expense growth and 70.0% operating margin in 1998 Q4.
(4) Includes recent acquisition of One Park Place and The Hamptons. $0.3 MM subtracted from value for costs remaining on The Hamptons.
(5) Includes recent acquisition of Rancho Santa Fe, adjusted for remaining costs to incur of $0.6 MM for renovation capital expenditures.
(6)  Includes value of Land Rights Agreement.
(7)  Proforma for 12/31/98, based on adjustments to 11/30/98 Balance Sheet.
(8) Interest rate savings of 250 bp on $334.2 MM of bonds capped at 10% and 13%.
(9) Options derived from Treasury Method using $35.00 purchase price for low value, $45.00 purchase price for high value.

                                                                           DRAFT



                                  PROJECT DELTA
                             Net Asset Value Back-Up

                          Properties Under Development


                                                                                     Terminal Cap Rates
                                                    First Month                      ------------------
    Property                    Location             Stabilized       Units         Low Case     High Case
    --------                    --------             ----------       -----         --------     ---------
Champagne Towers              Los Angeles              Dec-99           119           7.75%        7.25%
Brittany                      Ranch                    May-00           393           8.00%        7.50%
Sonoma                        Ranch                    Apr-99           196           8.00%        7.50%
Stonecrest                    Irvine                   Oct-99           336           8.00%        7.50%
The Colony at Avventine       San Diego                Jun-00           232           8.00%        7.50%
Bair Island                   Redwood                  Dec-99           155           8.00%        7.50%
Park Place                    Ranch                    Aug-02         1,226           8.25%        7.75%
                                                                      -----
                                                                      2,657

                                Discount Rates
                                --------------
    Property                  Low Case    High Case  Low Case(1)  High Case(1)
    --------                  --------    ---------  -----------  ------------
Champagne Towers               15.00%       13.00%    $47,380       $53,365
Brittany                       15.00%       13.00%     33,158        39,164
Sonoma                         14.00%       12.00%     28,752        31,025
Stonecrest                     14.00%       12.00%     31,522        35,430
The Colony at Avventine        15.00%       13.00%     15,697        19,372
Bair Island                    15.00%       13.00%     19,020        22,148
Park Place                     16.00%       14.00%     41,720        57,295
                                                     --------       --------
TOTAL PROPERTIES UNDER DEVELOPMENT                   $217,249       $257,799






Notes:
(1) Valued as discounted cash flow as of 1/l/99.

                                                                           DRAFT



                                  PROJECT DELTA

                     Notional Value of Land Rights Agreement
                                      ($MM)

Value of Below-Market Land Acquisition Prices

    Average land cost/unit(1)   $50,000  Inflation                  3.0%
    Units developed/year(2)       1,500  % of appraised value(3)    95.0%
                                         % of third party value     100.0%   Total Discount     5.0%

      Units to be            Land     Appraised     3rd Party                  Total
        Developed  Purchase Price         Value         Value   Difference     Units
        ---------  --------------         -----         -----   ----------     -----
1999        1,476       $   78.20    $    91.17    $    91.17    $   12.97     1,476
2000          559           28.79         30.30         30.30         1.52     2,035
2001        1,075           57.02         60.02         60.02         3.00     3,110
2002        1,558           85.12         89.60         89.60         4.48     4,668
2003        1,220           68.66         72.27         72.27         3.61     5,888
2004        1,500           86.95         91.52         91.52         4.58     7,388
2005        1,500           89.55         94.27         94.27         4.71     8,888
2006        1,500           92.24         97.10         97.10         4.85    10,388
2007        1,500           95.01        100.01        100.01         5.00    11,888
2008        1,500           97.86        103.01        103.01         5.15    13,388
2009          971           65.25         68.68         68.68         3.43    14,359

                                                                Discount Rates
Average           Total        Units                            --------------
Land Cost    Market Discount Developed        10%           11%       12%        13%
---------    --------------- ---------        ---           ---       ---        ---
$50,000            15%         1,000       $   74.5     $   71.0     $67.8      $64.8
$50,000            10%         1,250       $   52.2     $   49.9     $47.9      $45.9
$50,000             5%         1,500       $   30.7     $   29.6     $28.5      $27.5
$75,000            15%         1,000       $  107.1     $  101.9     $97.1      $92.7
$75,000            10%         1,250       $   73.6     $   70.3     $67.2      $64.3
$75,000             5%         1,500       $   41.3     $   39.7     $38.2      $36.7



(1) Recent land sale comps are in the $50,000 to $75,000 per unit range. 1999 land purchase price includes actuals for Bonita Canyon 2 & 3.

(2) For 1999-2003, units developed according to Alpha business plan for Irvine Ranch, 1,000 to 1,500 units per year assumed thereafter

(3)  Per Land Rights Agreement

                                                                           DRAFT



                                  PROJECT DELTA

                     Notional Value of Land Rights Agreement
                                      ($MM)

VALUE of NON-COMPETE

DCF Analysis                                                            1999      2000       2001       2002       2003
------------                                                            ----      ----       ----       ----       ----
ANALYSIS  I      LOSS OF NON-COMPETE - THIRD PARTY DEVELOPERS
                 ON-RANCH
                 On-ranch land can be sold to third party
                 developers
                 On-ranch development is deducted from
                 Alpha company model
                 Projected Rental Growth:                                7.0%       4.0%       3.0%       3.0%       3.0%

ANALYSIS II      VALUE OF NON-COMPETE - ALPHA RIGHT TO DEVELOP
                 Alpha stops buying land and ends on-ranch
                 development, constricting supply
                 On-ranch development is deducted from Alpha
                 company model
                                                                       Increase:

                 Incremental Rental Growth - 1.0% by year 5    0.2%      7.2%       4.4%       3.6%       3.8%       4.0%
                 Incremental Rental Growth - 1.5% by year 5    0.3%      7.3%       4.6%       3.9%       4.2%       4.5%
                 Incremental Rental Growth - 2.0% by year 5    0.4%      7.4%       4.8%       4.2%       4.6%       5.0%


                                  Increase in Rent by Year 5
                                  --------------------------
VALUE OF NON-COMPETE:    Terminal Multiple   1.0%      1.5%      2.0%
---------------------    -----------------   ----      ----      ----
                                 9.Ox       $50.7      $65.5     $91.4
                                 9.5x       $53.3      $68.8     $96.1
                                10.0x       $55.9      $72.2    $100.8
                                10.5x       $58.5      $75.5    $105.4

                                                                           DRAFT


                                 PROJECT DELTA
--------------------------------------------------------------------------------
                        Summary of Alpha Land Purchases

                                                      Beta                           Alpha     Difference Between    % Difference
   Project              Date Sold   Total Units     Appraisal    Price per Unit    Appraisal       Appraisals      of Alpha & Beta
   -------              ---------   -----------    -----------   --------------   -----------  ------------------  ----------------
Villa Coronado           Jul-94        513         $15,900,000     $30,994        $5,400,000     $10,500,000                 66%
Santa Rosa I             Jul-94        368          12,100,000      32,880         5,700,000       6,400,000                 53%
Santa Clara              Jul-94        378          11,800,000      31,217         4,700,000       7,100,000                 60%
Rancho Monterey          Jul-94        436          11,400,000      26,147         9,200,000       2,200,000                 19%
Newport  Ridge           Jul-94        512          14,800,000      28,906        13,000,000       1,800,000                 12%
Baypointe                Oct-95        300                  NA          NA                NA              NA                  NA
Santa Maria              Feb-96        227           7,700,000      33,921         5,420,000       2,280,000                 30%
The Colony               Feb-96        245           5,900,000      24,082         4,230,000       1,670,000                 28%
Santa Rosa II            Dec-96        207           7,207,000      34,816         4,910,000       2,297,000                 32%
Rancho Santa Fe          Feb-97        316           9,800,000      31,013         5,920,000       3,880,000                 40%
Sonoma                   Jul-97        196           6,687,000      34,117         5,954,000         733,000                 11%
Brittany I               Jul-97        393          12,280,000      31,247        11,033,000       1,247,000                 10%
Bonita Canyon 2(1)       Sep-98        351          24,300,000      69,231        18,000,000       6,300,000                 26%
Bonita Canyon 3(1)       Sep-98        188          17,500,000      93,085        13,000,000       4,500,000                 26%

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE                                            $12,105,692     $31,055        $8,189,769      $3,915,923                 32%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Average of Last Two Transactions                   $20,900,000     $81,158       $15,500,000      $5,400,000                 26%
------------------------------------------------------------------------------------------------------------------------------------


                                                       Final Price
                                                        Difference                     Final Price per Unit
                       Third Party                     from Beta's     Final Price       Difference From          % Difference
                        Appraisal       Final Price     Appraisal       per Unit         Beta's Appraisal        of Final & Beta
                       -----------      ------------   -----------     -----------     --------------------      ---------------

Villa Coronado         $11,500,000      $5,842,000     $10,058,000      $11,388              $19,606                   63%
Santa Rosa I             9,100,000       3,277,000      $8,823,000        8,905              $23,976                   73%
Santa Clara              8,900,000       3,761,000      $8,039,000        9,950              $21,267                   68%
Rancho Monterey         11,250,000       6,823,000      $4,577,000       15,649              $10,498                   40%
Newport  Ridge          14,500,000       9,542,000      $5,258,000       18,637              $10,270                   36%
Baypointe                       NA       4,190,000              NA       13,967                   NA                    NA
Santa Maria                     NA       3,343,000      $4,357,000       14,727              $19,194                   57%
The Colony                      NA       3,545,000      $2,355,000       14,469               $9,612                   40%
Santa Rosa II            6,210,000       5,999,000      $1,208,000       28,981               $5,836                   17%
Rancho Santa Fe          7,900,000       8,408,000      $1,392,000       26,608               $4,405                   14%
Sonoma                   6,548,000       5,697,000        $990,000       29,066               $5,051                   15%
Brittany I              11,819,000      10,325,000      $1,955,000       26,272               $4,975                   16%
Bonita Canyon 2(1)      20,000,000      18,050,000      $6,250,000       51,425              $17,806                   26%
Bonita Canyon 3(1)      14,900,000      13,252,500      $4,247,500       70,492              $22,593                   24%

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE               $11,147,909       $7,289,607      $4,577,654      $24,324              $13,468                   38%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Average of Last
 Two Transactions     $17,450,000      $15,651,250      $5,248,750      $60,958              $20,200                   25%
------------------------------------------------------------------------------------------------------------------------------------


(1) IAC has not yet purchased the Bonitas - land transfer planned for end of January 1999

                                                                           DRAFT



                                  PROJECT DELTA

                    Discounted Cash Flow Analysis Assumptions

Basic Assumptions
 - Rent growth in 2001 and thereafter is assumed to be 3% (see below for 1999 and 2000).
 - Expenses grown at 3% annually.
 - Interest rate assumed to be 7.5% on all future debt.
 - Development continues according to company projections but 1999 acquisitions have been omitted.
 -Rent growth and occupancy for off-ranch properties left at company projections
   (rent growth ranging from 4% to 5%, occupancy averages 95%).
 - Other income consists of income derived from projects such as the utility billing service (RUBS) and the appliance rental service as well as late charges and parking fees. For developments it is assumed to be 0.5% of total gross scheduled rent and for existing properties it grows at 3% annually, as per company projections. Also includes income derived from revenue sharing projects such as cable and telecommunications as well as application, termination, and pet fees, laundry service, and damage receipts. For developments it is assumed to be 1% of total gross scheduled rent and for existing properties it grows at 3% annually, as per company projections.
 - For cases with current capital structure, company's projected dividends increased by 100% of FFO percentage increase in 2000 through 2003 (FFO payout ratio averages 69% in 1999 to 2003).
 - For cases with leveraged capital structure, 50% of FAD paid quarterly as dividends.
 - Shares outstanding: 45,330,741 (assumes options converted by treasury method using $35.00 per share value).

Variables
  - Occupancy: targeted stabilization occupancy of on-ranch properties is 96%.
  - 1999 rent growth: on-ranch property rent growth in 1999 is 7% (Conservative
    Case) and 12% (Chairman's Case).
  - Rent growth for 2000 according to Company projections (4%) except in Chairman's Case where rate is 8%.
  - G&A for leveraged scenarios is 55% of Company projections, as per separate schedule.
  - In leveraged recapitalization scenarios, Beta is assumed to borrow $550 MM to buy shares of Alpha at $32.50 on 1/l/99.

                                                                           DRAFT



                                  PROJECT DELTA
                    Summary of Discounted Cash Flow Analysis

                                           Conservative              Chairman's
                                           ------------              ----------
                                          Low          High         Low         High
                                          ---          ----         ---         ----
Dividend Discount(1)(2)                $   32.51    $   40.63    $   38.13    $   47.79

Free Cash Flow(3)(4)                       32.83        44.10        39.58        51.83

Leveraged Recapitalization(5)(6)           33.38        41.61        41.34        51.60




Notes:

(1) Dividend discount method low value: 9.5 times 2004 FFO terminal value, 13.0% discount rate.
(2) Dividend discount method high value: 11.5 times 2004 FFO terminal value, 11.0% discount rate.
(3) Free cash flow method low value: 11.0 times 2004 EBITDA, 10.5% discount rate.
(4) Free cash flow method high value: 12.5 times 2004 EBITDA, 9.5% discount rate.
(5) Leveraged recap. low value: 8.0 times 2004 FFO terminal value, 16.0% discount rate.
(6) Leveraged recap. high value: 10.0 times 2004 FFO terminal value, 14.0% discount rate.

                                                                           DRAFT


                                 PROJECT DELTA
-------------------------------------------------------------------------------
                      Conservative Case--Dividend Discount

                                                                                                            1999-2003
                             1999          2000          2001          2002          2003         2004(1)      CAGR
                             ----          ----          ----          ----          ----         -------     ------
FFO                        $135,743      $160,673      $186,294      $215,148      $241,424
Shares Outstanding           48,606        50,597        53,026        55,917        57,789
FFO/Share                  $   2.79      $   3.18      $   3.51      $   3.85      $   4.18      $   4.62      10.6%
Dividend/Share             $   1.90      $   2.19      $   2.43      $   2.65      $   2.89                    11.1%



                                                                 TERMINAL 2004 FFO MULTIPLE
DISCOUNT                           --------------------------------------------------------------------------------------
 RATES                                9.0x         9.5x        10.0x         10.5x        11.0x        11.5x        12.0x
--------                              ----         ----        -----         -----        -----        -----        -----
10.0%       Total Equity           $1,592,706   $1,657,730   $1,722,753   $1,787,777   $1,852,801   $1,917,825   $1,982,849

            Per Share              $    35.13   $    36.57   $    38.00   $    39.44   $    40.87   $    42.31   $    43.74

11.0%       Total Equity           $1,531,052   $1,593,200   $1,655,347   $1,717,494   $1,779,641   $1,841,789   $1,903,936

            Per Share              $    33.77   $    35.15   $    36.52   $    37.89   $    39.26   $    40.63   $    42.00

12.0%       Total Equity           $1,472,506   $1,531,928   $1,591,350   $1,650,772   $1,710,194   $1,769,616   $1,829,038

            Per Share              $    32.48   $    33.79   $    35.10   $    36.42   $    37.73   $    39.04   $    40.35

13.0%       Total Equity           $1,416,882   $1,473,720   $1,530,559   $1,587,398   $1,644,237   $1,701,075   $1,757,914

            Per Share              $    31.26   $    32.51   $    33.76   $    35.02   $    36.27   $    37.53   $    38.78

14.0%       Total Equity           $1,364,006   $1,418,396   $1,472,785   $1,527,174   $1,581,563   $1,635,952   $1,690,342

            Per Share              $    30.09   $    31.29   $    32.49   $    33.69   $    34.89   $    36.09   $    37.29


Notes:
(1) Assumes 2004 FFO is grown at the 1999-2003 CAGR.

                                                                           DRAFT


                                 PROJECT DELTA
-------------------------------------------------------------------------------
                       Chairman's Case--Dividend Discount

                                                                                                             1999-2003
                             1999          2000          2001          2002          2003        2004(1)       CAGR
                             ----          ----          ----          ----          ----        -------      ------
FFO                        $142,054      $180,389      $215,608      $247,538      $275,516
Shares Outstanding           48,600        50,530        52,705        55,179        56,777
FFO/Share                  $   2.92      $   3.57      $   4.09      $   4.49      $   4.85        $5.51       13.5%
Dividend/Share             $   1.88      $   2.45      $   2.83      $   3.09      $   3.36                    15.6%



                                                                 TERMINAL 2004 FFO MULTIPLE
DISCOUNT                           --------------------------------------------------------------------------------------
 RATES                                9.0x         9.0x         9.5x         10.0x        10.5x        11.0x        11.5x
--------                              ----         ----         ----         -----        -----        -----        -----
 10.0%      Total Equity           $1,869,057   $1,946,579   $2,024,100   $2,101,622   $2,179,144   $2,256,665   $2,334,187

            Per Share              $    41.23   $    42.94   $    44.65   $    46.36   $    48.07   $    49.78   $    51.49

 11.0%      Total Equity           $1,795,947   $1,870,039   $1,944,131   $2,018,223   $2,092,315   $2,166,407   $2,240,499

            Per Share              $    39.62   $    41.25   $    42.89   $    44.52   $    46.16   $    47.79   $    49.42

 12.0%      Total Equity           $1,726,529   $1,797,372   $1,868,215   $1,939,057   $2,009,900   $2,080,743   $2,151,586

            Per Share              $    38.09   $    39.65   $    41.21   $    42.77   $    44.34   $    45.90   $    47.46

 13.0%      Total Equity           $1,660,582   $1,728,345   $1,796,108   $1,863,871   $1,931,634   $1,999,398   $2,067,161

            Per Share              $    36.63   $    38.13   $    39.62   $    41.12   $    42.61   $    44.11   $    45.60

 14.0%      Total Equity           $1,597,901   $1,662,744   $1,727,587   $1,792,429   $1,857,272   $1,922,115   $1,986,958

            Per Share              $    35.25   $    36.68   $    38.11   $    39.54   $    40.97   $    42.40   $    43.83

Notes:

(1) Assumes 2004 FFO is grown at the 1999-2003 CAGR.

                                                                           DRAFT


                                 PROJECT DELTA
--------------------------------------------------------------------------------
                       Conservative Case--Free Cash Flow

                                         1999            2000            2001           2002             2003            2004(1)
                                      ----------      ----------      ----------      ----------      ----------      ----------
EBITDA                                                                                                                  $406,081
Cash Flow Before Financing             $(365,191)      $(312,389)      $(309,283)      $(304,805)      $(288,589)
Dividends                                 92,217         110,716         128,796         148,178         166,671
Preferred Shares                          17,650          27,550          36,550          36,550          41,950
Interest Incurred                        $54,985         $68,593         $76,999         $96,034        $110,721
                                       ---------       ---------       ---------       ---------       ---------
Free Cash Flow                         $(200,339)      $(105,530)       $(66,937)       $(24,043)        $30,754


                                                                     Terminal 2004 EBITDA Multiple
Discount                              ------------------------------------------------------------------------------------------
 Rates                                   10.5x          11.0x           11.5x           12.0x           12.5x           13.0x
--------                              ----------      ----------      ----------      ----------      ----------      ----------
  9.0%     Total Equity               $1,492,272      $1,624,234      $1,756,197      $1,888,159      $2,020,122      $2,152,084

           Per Share                      $32.92          $35.83          $38.74          $41.65          $44.56          $47.47

  9.5%     Total Equity               $1,431,451      $1,560,429      $1,689,406      $1,818,383      $1,947,360      $2,076,337

           Per Share                      $31.58          $34.42          $37.27          $40.11          $42.96          $45.80

 10.0%     Total Equity               $1,372,301      $1,498,373      $1,624,445      $1,750,517      $1,876,590      $2,002,662

           Per Share                      $30.27          $33.05          $35.83          $38.62          $41.40          $44.18

 10.5%     Total Equity               $1,314,767      $1,438,012      $1,561,258      $1,684,503      $1,807,749      $1,930,995

           Per Share                      $29.00          $31.72          $34.44          $37.16          $39.88          $42.60

 11.0%     Total Equity               $1,258,798      $1,379,293      $1,499,788      $1,620,283      $1,740,777      $1,861,272

           Per Share                      $27.77          $30.43          $33.08          $35.74          $38.40          $41.06

Notes:
(1) Assumes 2004 EBITDA is 4Q 2003 EBITDA grown at 6%.

                                                                           DRAFT


                                 PROJECT DELTA
--------------------------------------------------------------------------------
                        Chairman's Case--Free Cash Flow

                                      1999           2000           2001           2002           2003        2004(1)
                                   ---------      ---------      ---------      ---------      ---------      --------
EBITDA                                                                                                        $439,160
Cash Flow Before Financing         ($358,229)     ($304,691)     ($299,836)     ($294,533)     ($277,825)
Dividends                             91,565        122,880        148,790        170,565        190,318
Preferred Shares                      17,763         28,900         37,900         37,900         43,300
Interest Incurred                    $54,632        $66,747        $74,482        $92,775       $106,684
                                   ---------      ---------      ---------      ---------      ---------
Free Cash Flow                     ($194,270)      ($86,163)      ($38,664)        $6,707        $62,477

                                                                   TERMINAL 2004 EBITDA MULTIPLE
                                   ----------------------------------------------------------------------------------------------
DISCOUNT
 RATES                               10.5X                11.0X               11.5X         12.0X         12.5X          13.0X
--------                           ----------          ----------          ----------     ----------    ----------     ----------
  9.0%         Total Equity        $1,806,609          $1,949,321          $2,092,033     $2,234,745    $2,377,457     $2,520,169

               Per Share               $39.85              $43.00              $46.15         $49.30        $52.45         $55.59

  9.5%         Total Equity        $1,739,453          $1,878,936          $2,018,419     $2,157,903    $2,297,386     $2,436,869

               Per Share               $38.37              $41.45              $44.53         $47.60        $50.68         $53.76

 10.0%         Total Equity        $1,674,129          $1,810,471          $1,946,813     $2,083,155    $2,219,497     $2,355,839

               Per Share               $36.93              $39.94              $42.95         $45.95        $48.96         $51.97

 10.5%         Total Equity        $1,610,581          $1,743,866          $1,877,151     $2,010,436    $2,143,721     $2,277,006

               Per Share               $35.53              $38.47              $41.41         $44.35        $47.29         $50.23

 11.0%         Total Equity        $1,548,751          $1,679,061          $1,809,371     $1,939,681    $2,069,991     $2,200,302

               Per Share               $34.16              $37.04              $39.91         $42.79        $45.66         $48.54

Notes:
(1)  Assumes 2004 EBITDA is 4Q 2003 EBITDA grown at 6%.

                                                                           DRAFT


                                 PROJECT DELTA
--------------------------------------------------------------------------------
                 CONSERVATIVE CASE--LEVERAGED RECAPITALIZATION



                                                                                                               1999-2003
                          1999            2000          2001          2002          2003          2004(1)         CAGR
                        --------        --------      --------      --------      --------      -----------    ---------
FFO                     $90,477         $107,151      $127,226      $151,832      $176,087
Shares Outstanding       29,421           29,421        29,421        29,421        29,421
FFO/Share                 $3.08            $3.64         $4.32         $5.16         $5.99         $7.07          18.1%
Dividend/Share            $1.47            $1.74         $1.98         $2.37         $2.78                        17.3%


                                                                 TERMINAL 2004 FFO MULTIPLE
  DISCOUNT                  ------------------------------------------------------------------------------------------------------
   RATES                        7.5x           8.0x           8.5x           9.0x           9.5x           10.0x          10.5x
-----------                 ------------   ------------   ------------   ------------   ------------   ------------   ------------
   13.0%    Total Equity     $1,049,144     $1,105,586     $1,162,027     $1,218,468     $1,274,910     $1,331,351     $1,387,792

            Per Share            $35.66         $37.58         $39.50         $41.42         $43.33         $45.25         $47.17

   14.0%    Total Equity     $1,008,255     $1,062,263     $1,116,272     $1,170,281     $1,224,290     $1,278,299     $1,332,308

            Per Share            $34.27         $36.11         $37.94         $39.78         $41.61         $43.45         $45.28

   15.0%    Total Equity       $969,394     $1,021,096     $1,072,797     $1,124,498     $1,176,199     $1,227,900     $1,279,602

            Per Share            $32.95         $34.71         $36.46         $38.22         $39.98         $41.74         $43.49

   16.0%    Total Equity       $932,446       $981,956     $1,031,467     $1,080,978     $1,130,489     $1,179,999     $1,229,510

            Per Share            $31.69         $33.38         $35.06         $36.74         $38.42         $40.11          $41.79

   17.0%    Total Equity       $897,297       $944,728       $992,159     $1,039,590     $1,087,020     $1,134,451      $1,181,882

            Per Share            $30.50         $32.11         $33.72         $35.34         $36.95         $38.56          $40.17




Notes:

(a) Assumes 2004 FFO is grown at the 1999-2003 CAGR.

                                                                           DRAFT


                                 PROJECT DELTA
-------------------------------------------------------------------------------
                  Chairman's Case--Leveraged Recapitalization

                                                                                                            1999-2003
                             1999          2000          2001          2002          2003        2004(1)       CAGR
                             ----          ----          ----          ----          ----        -------      ------
FFO                         $96,352      $128,283      $157,720      $185,769      $212,476
Shares Outstanding           29,421        29,421        29,421        29,421        29,421
FFO/Share                   $  3.27      $   4.36      $   5.36      $   6.31      $   7.22        $8.80      21.9%
Dividend/Share              $  1.57      $   2.10      $   2.46      $   2.94      $   3.39                   21.3%


                                                                 TERMINAL 2004 FFO MULTIPLE
DISCOUNT                           --------------------------------------------------------------------------------------
 RATES                                7.5x         8.0x         8.5x          9.0x         9.5x        10.0x        10.5x
--------                              ----         ----         ----         -----        -----        -----        -----
 13.0%      Total Equity           $1,300,232   $1,370,499   $1,440,766   $1,511,032   $1,581,299   $1,651,566   $1,721,832

            Per Share              $    44.19   $    46.58   $    48.97   $    51.36   $    53.75   $    56.14   $    58.52

 14.0%      Total Equity           $1,249,262   $1,316,500   $1,383,739   $1,450,977   $1,518,216   $1,585,454   $1,652,692

            Per Share              $    42.46   $    44.75   $    47.03   $    49.32   $    51.60   $    53.89   $    56.17

 15.0%      Total Equity           $1,200,824   $1,265,189   $1,329,555   $1,393,920   $1,458,285   $1,522,651   $1,587,016

            Per Share              $    40.81   $    43.00   $    45.19   $    47.38   $    49.57   $    51.75   $    53.94

 16.0%      Total Equity           $1,154,770   $1,216,409   $1,278,047   $1,339,686   $1,401,324   $1,462,963   $1,524,601

            Per Share              $    39.25   $    41.34   $    43.44   $    45.53   $    47.63   $    49.72   $    51.82

 17.0%      Total Equity           $1,110,963   $1,170,012   $1,229,061   $1,288,110   $1,347,159   $1,406,208   $1,465,257

            Per Share              $    37.76   $    39.77   $    41.77   $    43.78   $    45.79   $    47.80   $    49.80

Notes:

(1) Assumes 2004 FFO is grown at the 1999-2003 CAGR.

                                                                           DRAFT


                                 PROJECT DELTA
-------------------------------------------------------------------------------
                       Selection of Comparable Companies

     COMPANY                            GEOGRAPHY                                   REASON FOR INCLUSION
     -------                            ---------                                   --------------------
Archstone                Southern California, selected states in the       California exposure; current strategy
                         Pacific Northwest, Southeast and Southwest        involves entering high-barrier-to-
                                                                           entry markets

Avalon Bay               Northern and Southern California, selected        California exposure; high quality
                         states in the Mid-Atlantic, Northeast,            properties; high-barrier-to-entry
                         Midwest and Pacific Northwest                     markets

BRE Properties           California, Arizona, Washington, Oregon,          Regional REIT; significant California
                         Nevada, New Mexico, Utah and Colorado             exposure

Equity Residential       In 35 states, including 64 properties in          Largest publicly traded apartment
                         California                                        company; improving portfolio quality

Essex Property Trust     San Francisco, Seattle, Southern California       California exposure; high-barrier-to-
                         and Portland                                      entry markets

Post Properties          Southeast and Southwest                           High quality properties; increasingly
                                                                           in high-barrier-to-entry markets

                                                                           DRAFT


                                 PROJECT DELTA
                    ---------------------------------------
                         Comparable Company Analysis(1)


                        Aggregate Value/
              EBITDA LTM: 13.3x - 16.6x:              $22.40------------------------$32.31

        1999E FFO Multiple: 9.2x - 10.5x                         $27.42--------$30.89

                        1999E Normalized
              FFO Multiple: 9.9x - 11.0x                                $29.21------$32.40

Pro Forma Dividend Yield(2): 5.8% - 7.5%                          $26.64--------------------$33.74

Multiple to Total Return: 0.52 - 0.73(3)                                  $28.42------------------$36.30

                                          ----------------------------------------------------------------
                                          $15.00        $20.00      $25.00      $30.00    $35.00    $40.00

Notes: (1) Includes value of Land Rights Agreement estimated at $75MM or
           $1.66 per share.
       (2) Based on pro forma dividend of $1.89, expected to be paid in late 1999 or in 2000.
       (3) Based on 1999 FFO and long-term growth rate estimates from First
           Call.

                                                                           DRAFT



                                 PROJECT DELTA
------------------------------------------------------------------------------
                   Statistics for Selected Apartment REITS(1)

                                                           Equity          Total            Total         Aggregate
                                              Apartment    Market          Market         Market Cap/     Value(5)/    Price/FFO
Company (Ticker)                              Units(2)     Value      Capitalization(3)     Unit(4)      LTM EBITDA     1999E(6)
--------------------------------------------------------------------------------------------------------------------------------
Archstone Communities Trust (ASN)              69,582      $2,821.1       $ 5,159.2        $ 74,145         15.9x         9.8x
Avalon Bay Communities (AVB)                   38,132      $2,173.0       $ 4,077.9        $106,942         16.6x        10.2x
BRE Properties (BRE)                           20,375      $1,169.9       $ 1,872.7        $ 91,912         15.6x        10.5x
Equity Residential Properties Trust (EQR)     192,558      $5,345.3       $11,459.5        $ 59,512         13.6x         9.2x
Essex Property Trust (ESS)                     12,266      $  547.1       $   947.6        $ 77,252         13.3x         9.4x
Post Properties (PPS)                          26,737      $1,605.4       $ 2,542.7        $ 95,100         14.9x        10.2x
--------------------------------------------------------------------------------------------------------------------------------
LOW                                                        $  547.1       $   947.6        $ 59,512         13.3x         9.2x
MEAN                                                       $2,276.9       $ 4,343.3        $ 84,144         15.0x         9.9x
MEDIAN                                                     $1,889.2       $ 3,310.3        $ 84,582         15.2x        10.0x
HIGH                                                       $5,345.3       $11,459.5        $106,942         16.6x        10.5x
--------------------------------------------------------------------------------------------------------------------------------

ALPHA ASSUMPTIONS:
                                                                                                         LTM EBITDA    1999E FFO
                                                                                                         ----------    ---------
                                                                                                         $136,950        $2.79
--------------------------------------------------------------------------------------------------------------------------------
ALPHA IMPLIED VALUE RANGE
LOW                                                                                                        $20.74       $25.76
HIGH                                                                                                       $30.65       $29.23
--------------------------------------------------------------------------------------------------------------------------------
ALPHA IMPLIED VALUE RANGE INCLUDING VALUE OF THE LAND RIGHTS AGREEMENT(7)
LOW                                                                                                        $22.40       $27.42
HIGH                                                                                                       $32.31       $30.89
--------------------------------------------------------------------------------------------------------------------------------



                                                                   Price/
                                               Debt-to-Market   Normalized FFO    Dividend     5-year       Total    Multiple to
Company (Ticker)                               Capitalization      1999E(6)       Yield(8)  FFO Growth(6)  Return   Total Return
----------------------------------             --------------   --------------    --------  -------------  -------  ------------
Archstone Communities Trust (ASN)                   40.0%           10.5x           7.5%       11.2%        18.7%       0.52
Avalon Bay Communities (AVB)                        37.9%           11.0x           6.1%       11.5%        17.6%       0.58
BRE Properties (BRE)                                37.5%           10.6x           5.8%        8.5%        14.3%       0.73
Equity Residential Properties Trust (EQR)           41.0%           10.4x           6.9%        9.2%        16.1%       0.57
Essex Property Trust (ESS)                          38.0%            9.9x           6.8%       10.0%        16.8%       0.56
Post Properties (PPS)                               31.0%           10.1x           6.9%        9.7%        16.6%       0.62
--------------------------------------------------------------------------------------------------------------------------------
LOW                                                 31.0%            9.9x           5.8%        8.5%        14.3%       0.52
MEAN                                                37.6%           10.4x           6.7%       10.0%        16.7%       0.60
MEDIAN                                              38.0%           10.4x           6.8%        9.8%        16.7%       0.58
HIGH                                                41.0%           11.0x           7.5%       11.5%        18.7%       0.73
--------------------------------------------------------------------------------------------------------------------------------
ALPHA ASSUMPTIONS:                                                 Normalized                   5-Year
                                                                   1999E FFO      Dividend    FFO Growth
                                                                   ----------     --------    ----------
                                                                     $2.80          $1.90       11.7%
-------------------------------------------------------------------------------------------------------------------------------
ALPHA IMPLIED VALUE RANGE
LOW                                                                  $27.55         $25.27                  18.4%     $26.76
HIGH                                                                 $30.74         $32.82                  16.9%     $34.64
-------------------------------------------------------------------------------------------------------------------------------
ALPHA IMPLIED VALUE RANGE INCLUDING VALUE OF
  THE LAND RIGHTS AGREEMENT(7)
LOW                                                                  $29.21         $26.64                            $28.42
HIGH                                                                 $32.40         $34.48                            $36.30
--------------------------------------------------------------------------------------------------------------------------------


Notes:

(1) All information as of 1/13/99
(2) Does not include units under construction.
(3) Equals the sum of equity market value, debt outstanding and preferred stock at liquidation preference, in $MM.
(4) Actual dollar amounts shown.
(5) Aggregate Value equals Total Market Capitalization less cash.
(6) Estimates from First Call as of 1/13/99 unless otherwise noted.
(7) The Land Rights Agreement is valued at $1.66 per share, or $75MM in aggregate.
(8) Based on dividend of $1.89, expected to be paid in late 1999 or 2000.

                                                                           DRAFT



                                  PROJECT DELTA
--------------------------------------------------------------------------------
                             Ability-to-Pay Analysis
                                Break-Even Price



                                       SHARE PRICE                                 ASSUMED
                                       -----------                                 COST OF    1999E
         COMPANY                         1/13/99         DEBT %     EQUITY %        DEBT       FFO
         -------                         -------         ------     --------        ----       ---
Archstone Communities Trust             $   19.69        45.3%       54.7%         7.125%   $   2.02

Avalon Bay Communities                  $   33.56        46.7%       53.3%         7.125%   $   3.30

BRE Properties                          $   24.81        37.5%       62.5%         7.125%   $   2.37

Equity Residential Properties Trust     $   41.00        53.4%       46.6%         7.125%   $   4.44

Essex Property Trust                    $   29.56        42.3%       57.7%         7.125%   $   3.15

Post Properties                         $   37.75        36.9%       63.1%         7.125%   $   3.69







                                                                      PRICE      FFO MULTIPLE
                                          1999E        BREAK-EVEN      AT 5%      REQUIRED FOR
         COMPANY                       FFO MULTIPLE     PRICE(1)   DILUTION(1)   $35 VALUE(1)
         -------                       ------------     ---------  ------------  -------------
Archstone Communities Trust                9.7x        $   33.26    $   34.92       11.0x

Avalon Bay Communities                     10.2x       $   34.07    $   35.77       11.1x

BRE Properties                             10.5x       $   33.59    $   35.27       11.1x

Equity Residential Properties Trust        9.2x        $   33.57    $   35.25       10.9x

Essex Property Trust                       9.4x        $   32.30    $   33.91       11.1x

Post Properties                            10.2x       $   33.10    $   34.76       11.4x

                                            Low        $   32.30    $   33.91       10.9x
                                          Median       $   33.41    $   35.08       11.1x
                                           High        $   34.07    $   35.77       11.4x




Note:
(1) Based on 1999E FFO of $2.79 from Alpha model, synergies of $6 MM, and $50 MM of transaction costs financed at 7%

                                                                           DRAFT



                                  PROJECT DELTA
--------------------------------------------------------------------------------
                             Ability-to-Pay Analysis
                               Multiple Expansion


                                                                  Supportable Price given FFO Multiple Expansion
                                                   ------------------------------------------------------------------------------
           COMPANY                                 0.00X        0.25X       0.50X       0.75X        1.00X       1.25X      1.50X
           -------                                 -----        -----       -----       -----        -----       -----      -----
Archstone Communities Trust                      $   33.26    $   33.65    $  34.04    $  34.42    $  34.81    $  35.20    $  35.59
Avalon Bay Communities                           $   34.07    $   34.45    $  34.83    $  35.21    $  35.59    $  35.97    $  36.34
BRE Properties                                   $   33.59    $   34.03    $  34.48    $  34.92    $  35.37    $  35.81    $  36.26
Equity Residential Properties Trust              $   33.57    $   33.90    $  34.23    $  34.56    $  34.89    $  35.22    $  35.56
Essex Property Trust                             $   32.30    $   32.71    $  33.12    $  33.53    $  33.94    $  34.35    $  34.76
Post Properties                                  $   33.10    $   33.55    $  34.00    $  34.45    $  34.90    $  35.35    $  35.79

                                                                           DRAFT


                                 PROJECT DELTA
--------------------------------------------------------------------------------
                    Multifamily REIT Mergers & Acquisitions
                             Premiums Paid Analysis

                                                                               TARGET
                                                                        ----------------------                             PREMIUM
                                                                                                PREMIUM TO                 TO ALL-
ANNOUNCED(1)/         ACQUIRER/                                           EQUITY     AGGREGATE  UNAFFECTED    PREMIUM TO    TIME
 COMPLETED             TARGET              ASSET CLASS   CONSIDERATION    VALUE        VALUE     PRICE(2)    52-WEEK HIGH  HIGH(4)
-------------  --------------------------  -----------   -------------  ----------   ---------   ---------   ------------  --------
                                                                          ($MM)        ($MM)
 7/8/98        Equity Residential/         Multifamily    Stock, Debt    $1,366.8    $2,169.7      20.5%        5.4%         4.6%
10/19/98       Merry Land & Investment
               Company

 4/2/98        Security Capital Pacific    Multifamily    Stock, Debt     1,153.0     1,679.0      15.1%       -4.4%       -12.7%
 7/6/98        Trust/Security Capital
               Atlantic

 3/8/98        Bay Apartment               Multifamily    Stock, Debt     1,260.3     2,013.6      -1.0%       -6.5%        -6.5%
 6/4/98        Communities/Avalon
               Properties

12/23/97       Apartment Investment and    Multifamily    Stock, Debt       269.6       649.5       4.1%       -21.6%      -21.6%
  5/8/98       Management Co./
               Ambassador Apartments

12/17/97       Camden Property Trust/      Multifamily     Stock, Debt      394.4       833.9      11.0%       -0.9%       -13.1%
  4/8/98       Oasis Residential

 8/28/97       Equity Residential/         Multifamily     Stock, Debt      627.0      1072.5      20.7%       16.0%        -5.7%
12/23/97       Evans Withycombe
               Residential

  8/4/97       Post Properties/            Multifamily     Stock, Debt      329.4       560.8       7.0%        5.0%         5.0%
10/24/97       Columbus Realty Trust

 1/17/97       Equity Residential/         Multifamily     Stock, Debt      478.7      1009.1      13.5%       11.8%        11.8%
 5/30/97       Wellsford Residential

12/16/96       Camden Property Trust/      Multifamily     Stock, Debt      338.3       338.6      14.2%       -7.2%       -17.5%
 4/15/97       Paragon Group, Inc.

10/1/96        United Dominion Realty/     Multifamily     Stock, Debt      274.4       479.5      10.4%        0.4%       -58.0%
 1/2/97        South West Property Trust

10/11/95       BRE Properties/             Multifamily     Stock, Debt      177.7       265.0      13.3%        8.2%         8.2%
 3/15/96       REIT of California

                                                                                         Low       -1.0%      -21.6%       -58.0%
                                                                                         Mean      11.7%        0.6%        -9.6%
                                                                                         Median    13.3%        0.4%        -6.5%
                                                                                         High      20.7%       16.0%        11.8%

               Beta/                       Multifamily     Cash          $1,467.6     $2,353.5     19.1%(3)     1.0%        -3.0%
               Alpha


Notes:
(1) Date announced is the date of the first significant press on the transaction.

(2) Unaffected price represents the average stock price for the 10 trading days ending five trading days prior to the announcement of the transaction.

(3) Based on current proposed price on $32.50. Unaffected price represents the average stock price for the 10 trading days ending five trading days prior to November 30, 1998.

(4) All-time high share price, not including share prices 10 days prior to the announcement date.

                                                                           DRAFT


                                 PROJECT DELTA

                   Summary of Precedent Minority Transactions


Size of Initial Ownership 55-75%
                                                                      Premium to
                                                                      Unaffected
 Deal                                               Size                Price
------                                            --------           ------------
1992-1996
  1. PHL Corp. Inc.                            $100MM-$300MM              28%
  2. Southeastern Public Service Co.           less than $100MM           -5%
  3. Club Med                                  $100MM-$300MM              42%
  4. Roto Rooter Inc.                          larger than $300MM         11%
  5. Allmerican Ppty. & Casualty Cos.          larger than $300MM         15%

1997
  6. Systemix Inc.                             larger than $300MM         22%
  7. Faulding Inc.                             less than $100MM           31%
  8. Wheelabrator Technologies Inc.            larger than $300MM         28%
  9. Rhone-Poulenc Rorer Inc.                  larger than $300MM         22%
     Rhone-Poulenc SA
 10. BET Holdings Inc.                         $100MM-$300MM              18%

1998
 11. Rayonier Timberlands LP                   $100MM-$300MM              25%
 12. NACT Telecommunications                   less than $100MM            8%
 13. Bo Office Products                        $100MM-$300MM              19%
 14. XL Connect Solutions                      $100MM-$300MM              12%
 15. BET Holdings                              larger than $300MM         15%
 16. Mycogen Corp.                             larger than $300MM         49%




                                 PROJECT DELTA

                   Summary of Precedent Minority Transactions



Size of Initial Ownership less than 55%
                                                                      Premium to
                                                                      Unaffected
 Deal                                               Size                Price
------                                            --------           ------------
1992-1996
  1. Medical Marketing Group Inc.              $100MM-$300MM              -8%
  2. Enquierer/Star Group Inc.                 larger than $300MM          2%
  3. Lin Broadcasting Corp.                    larger than $300MM         -7%
  4. Applied Immune Sciences                   $100MM-$300MM              47%

1997
  5. Systemix Inc.                             $100MM-$300MM              29%
  6. Calgene Inc.                              $100MM-$300MM              43%
  7. Zurich Reinsurance                        larger than $300MM         22%


1998
  8. Life Technologies                         larger than $300MM         17%
  9. J&L Specialty Steel Inc.                  larger than $300MM         72%
 10. BRC Holdings Inc.                         larger than $300MM         17%


                                                                           DRAFT



                                  PROJECT DELTA
--------------------------------------------------------------------------------
                     Summary of Analysts' Valuation of Alpha

                                             SELECTED STATISTICS
                                     ---------------------------------------
                                  ESTIMATED           PRICE            REPORT
   FIRM / ANALYST                    NAV              TARGET            DATE                        OBSERVATIONS
   --------------                    ---              ------            ----                        ------------
Green Street Advisors              $31.62 -           $33.58 -         12/10/98         - Provide three ranges of NAV using cap
                                   $35.28             $37.47(1)                           rates of 7.5%, 7.25% and 7.0% respectively

MSDW/Bloom                         $31.00             $34.10(2)         12/2/98         - Believes companies like Alpha should
                                                                                          trade above NAV. Statement made
                                                                                          12/3 that "$32.50 appears reasonable"

CIBC Oppenheimer/Zirakzadeh        $27.34             $30.50           11/17/98         - "One of the best positioned companies
                                                                                          to weather most market difficulties,
                                                                                          given its: 1) monopoly on apartment
                                                                                          development on the Beta Ranch, 2)
                                                                                          attractive internal growth prospects, 3)
                                                                                          extensive development pipeline, and 4)
                                                                                          balance sheet strength"
Jefferies & Company / Wilson       $24.00             $32.00           11/3/98
                                                                       12/2/98

Sutro & Co. / Silvers                 --              $30.00           10/5/98


Notes:  (1) Price target based on appropriate premium to NAV suggested in report dated November 30, 1998.
        (2) Represents a 10% premium to NAV, based on comments made in research.

                                                                           DRAFT



                                  PROJECT DELTA
--------------------------------------------------------------------------------
                        Summary of Analysts' Commentary
                       Following Announcement of Proposal

                             REPORT
FIRM / ANALYST                DATE                                                    OBSERVATIONS
--------------                ----                                                    ------------
Green Street Advisors       12/10/98             - NAV estimates: $31.62 at 7.5% cap; $33.39 at 7.25% cap rate; $35.28 at 7.00% cap
                                                 - "[Beta] is clearly paying a large premium to the value that the public market ascribed to [Alpha], but the buyout price does not reflect the intrinsic value of the company and operating partnership as a whole"

                                                 - Beta's offer ascribes no value to terminating the Land Rights Agreement, nor any "franchise value"

                                                 - "At $32.50/sh, [Beta's] offer is at the lower-end of our estimate of the range of [Alpha's] true NAV, and equates to an economic cap rate of 7.4% (a nominal cap rate of 7.7%), representing a per unit value of approximately $130,000. The per unit value may sound high, but other inferior apartment assets located in
                                                   Orange County have closed during the last few months at valuations of
                                                   $128,000-$148,000 per unit"

The Penobscot Group, Inc.   12/10/98             - "While it is still early, an affirmative answer on the fairness issue seems a stretch"

                                                                           DRAFT



                                  PROJECT DELTA
--------------------------------------------------------------------------------
                         Summary of Analysts' Commentary
                       Following Announcement of Proposal
                                   (continued)

                              REPORT
FIRM / ANALYST                 DATE                                         OBSERVATIONS
--------------                 ----                                         ------------
Realty Stock Review/          12/4/98               -  "...in our view, there's at least a 50/50 chance that
Barry Vinocur                                          [Beta] will sweeten his offer"

                                                    -  "An offer in the $34 to $35 range better reflects not only
                                                       [Alpha's] current value, but also gives investors who bought the development story's potential something for their vote of confidence in [Beta]"

                                                    -  "We believe [Beta's] offer doesn't fully reflect the
                                                       future value that shareholders paid for when they bought
                                                       [Alpha]"

MSDW/Bloom                    12/3/98               -  "A competing offer is not anticipated, as the right to be the exclusive multifamily developer may not be transferred to another acquirer"

                                                    -  "...a price of $32.50 appears reasonable"

                                                    -  "An offer in the $34 to $35 range better reflects ... [Alpha's]
                                                       current value..."

                                                                           DRAFT


                                  PROJECT DELTA
--------------------------------------------------------------------------------
                         Summary of Analysts' Commentary
                       Following Announcement of Proposal
                                   (continued)

                                 REPORT
      FIRM / ANALYST              DATE                      OBSERVATIONS
      --------------             ------              -----------------------------------------------------------------

MSDW/Bloom                       12/2/98             - "... [The proposal] confirms our belief that many companies are trading at or below net asset value"

                                                     - "... [Beta] appears very well capitalized and clearly has the wherewithal to carry out the transaction"

                                                     - "At $32.50 per share, we believe [Alpha's] income is being valued at approximately 7.75% cap rate. We had used an 8% cap rate in coming up with our $31 net asset value (NAV)"

                                                     - Believes companies with strong balance sheets, low payout ratios and exposure to attractive markets should trade above NAV

Jefferies/Wilson                 12/2/98             - "We believe that the $32.50 share price offer, a 21% premium over the previous day's closing price, is a fair price for several reasons: (i) it represents a small premium (1/8) over the stock's all-time high of $32 7/16; (ii) at 12.7x our 1999 FFO/share estimate, it represents a significant premium over the peer group average multiple of 9.8x; and (iii) it is above our $32 price target."

                                                     - "Given [Beta's] controlling ownership  position  in the  REIT and over the Beta Ranch, we do not expect any competing offers."

                                                                           DRAFT



                                  PROJECT DELTA
--------------------------------------------------------------------------------
                             Beta Analysis of Alpha

                                            11/25/98               12/30/98                  1/13/99
                                            --------               --------                  -------
Approach                                Low         High        Low        High          Low          High     Comments
--------                                ---         ----        ---        ----          ---          ----     --------

PUBLIC MARKET ANALYSIS

Stock Trading History                  $25.95      $33.50      $27.20     $32.44

Public Comparables                      23.68       25.43       23.68      25.43        23.68        25.43

M&A Comparables                         19.96       30.37       19.96      30.37        19.96        30.37

Research Analyst Price Targets          32.00       34.00       26.00      34.00        32.00        34.00

TOTAL PUBLIC                           $19.96      $34.00      $19.96     $34.00       $19.96       $34.00

MEDIAN                                       $28.16                 $26.60                   $27.90

PRIVATE MARKET ANALYSIS

Net Asset Value                         30.76       32.50

Going Concern Cap Rate Analysis                                 23.94      26.66        22.00        24.00

Going Concern Analysis                                          21.57      24.09        19.50        21.75

Discounted Cash Flow                    29.94       33.46

Research Analysts NAV Est.              24.50       28.71       24.00      28.46        24.00        28.71

Replacement Cost Analysis                                       23.00      24.00

TOTAL PRIVATE                          $24.50      $33.46      $21.57     $28.46       $19.50       $28.71

MEDIAN                                       $30.35                 $24.00                   $23.00

LIQUIDATION CAP RATE ANALYSIS                                   22.90      25.62        22.25        24.25


                                                                           DRAFT



                                 PROJECT DELTA
--------------------------------------------------------------------------------
                            Key Analysis Differences

                               MORGAN STANLEY                                     NATIONS BANC
-----------------------------------------------------------------------------------------------------------------
                                 7% TO 12%                                             5%

RENT GROWTH                O Company Base Model                            o Consultants project 3% to 6.2%
                           o Chairman's Case                               o Company Business Plan projects
                                                                             3% to 6%

-----------------------------------------------------------------------------------------------------------------

                                  None                                               7.5% to 10%

LIQUIDITY DISCOUNT         o Not appropriate to apply liquidity or         o Size-oriented discount in sale
                             control discount                              o Time value
                                                                           o Proposition 13 tax reassessment

-----------------------------------------------------------------------------------------------------------------

                                 $50 to $75 MM                                         $10 MM

LAND RIGHTS AGREEMENT      o Based on historical appraisal/final            o Values land over 5 years, given future
                             price differences of 5 to 15 discounts           bail-out is uncertain
                           o Includes value of non-corporate if no          o Only 5% discount applied
                             units are developed

-----------------------------------------------------------------------------------------------------------------

                                   45% Reduction                                       No reduction

G&A                        o Based on Management's projects of              o A G&A reduction does not result in
                             Beta cost reductions                             value above $32.50 per share

-----------------------------------------------------------------------------------------------------------------

                                     7.25% to 8.25%                                       7.25% to 8.0%
CAP RATES                  Blended   7.43% to 7.93%                         Blended          7.62%

                           o Applied to NOI                                 o Applied to Cash Flow

-----------------------------------------------------------------------------------------------------------------

                             10% - 14% Cost of Equity                                   15% Cost of Equity
                             13% - 17% Cost of Equity in                              11 - 13% Discount Rate
DISCOUNT RATES                         leveraged recap
                              9% - 11% Discount Rates                       o CAPM not appropriate
-----------------------------------------------------------------------------------------------------------------

                                                                           DRAFT



                                 PROJECT DELTA
--------------------------------------------------------------------------------
                  Property Breakdown: 55 Stabilized Properties

                                                                                                       1998 FORECASTED NOI
                                                      DATE OF       NUMBER OF     1998 4TH QUARTER    --------------------
      PROPERTY            TIER         CITY          COMPLETION       UNITS        FORECASTED NOI        LOW        HIGH
---------------------     ----     -------------     ----------     ---------     ----------------    --------------------
Santa Maria                 I          Irvine            1997              227             $   709    $  2,987   $  3,111
Turtle Rock Canyon          I          Irvine            1991              217                 656    $  2,767   $  2,882
The Colony                  I      Newport Beach         1997              245               1,200    $  5,059   $  5,269
Newport Ridge               I      Newport Beach         1996              512               1,667    $  7,027   $  7,318
Promontory Point            I      Newport Beach         1974              520               1,900    $  8,011   $  8,343
Baypointe                   I      Newport Beach         1997              300               1,025    $  4,319   $  4,498
Rancho Monterey             I         Tustin             1996              436               1,256    $  5,296   $  5,516
Villas of Renaissance       I        La Jolla            1992              923               2,490    $ 10,496   $ 10,930
Amherst Court               I         Irvine             1991              162                 317    $  1,336   $  1,391
One Park Place              I         Irvine             1998              216                 400    $  1,686   $  1,756
San Mateo                   I         Irvine             1990              283                 564    $  2,377   $  2,476
San Paulo                   I         Irvine             1993              382                 789    $  3,328   $  3,466
Santa Clara                 I         Irvine             1996              378               1,041    $  4,389   $  4,570
Santa Rosa                  I         Irvine             1996              368                 962    $  4,056   $  4,224
Santa Rosa II               I         Irvine             1997              207                 800    $  3,373   $  3,512
Villa Coronado              I         Irvine             1996              513               1,341    $  5,654   $  5,888
The Hamptons                I        Cupertino           1998              342               1,160    $  4,890   $  5,093
Rancho Mariposa             I         Tustin             1992              238                 533    $  2,245   $  2,339
Sierra Vista                I         Tustin             1992              306                 692       2,917      3,037
                                                     --------------------------------------------------------------------
TIER 1 SUBTOTAL                                          1993            6,775             $19,501     $82,214    $85,619
                                                     --------------------------------------------------------------------
Berkeley Court             II         Irvine             1986              152                 369       1,558      1,622
Cedar Creek                II         Irvine             1985              176                 383       1,613      1,680
Columbia Court             II         Irvine             1984               58                 132         555        578
Cornell Court              II         Irvine             1984              109                 277       1,166      1,214
Cross Creek                II         Irvine             1985              136                 307       1,295      1,348
Dartmouth Court            II         Irvine             1986              294                 663       2,794      2,909
Harvard Court              II         Irvine             1986              112                 245       1,032      1,075
Rancho San Joaquin         II         Irvine             1976              368                 862       3,633      3,784
San Carlo                  II         Irvine             1989              354                 932       3,930      4,093
San Leon                   II         Irvine             1987              248                 579       2,441      2,542
San Marco                  II         Irvine             1988              426                 934       3,939      4,103
San Marino                 II         Irvine             1986              200                 426       1,795      1,869
San Remo                   II         Irvine           1986/88             248                 512       2,159      2,248
Stanford Court             II         Irvine             1985              320                 735       3,100      3,228
Turtle Rock Vista          II         Irvine           1976/77             252                 666       2,810      2,926
Woodbridge Willows         II         Irvine             1984              200                 443       1,866      1,943
Bayport                    II      Newport Beach         1971              104                 242       1,022      1,064
Bayview                    II      Newport Beach         1971               64                 178         750        781
Baywood                    II      Newport Beach       1973/84             388                 988       4,167      4,339
Newport North              II      Newport Beach         1986              570               1,470       6,199      6,456
Rancho Alisal              II         Tustin           1988/91             356                 821       3,463      3,607
Rancho Maderas             II         Tustin             1989              266                 641    $  2,702   $  2,814
Rancho Santa Fe            II         Tustin             1998              316               1,025    $  4,321   $  4,500
Rancho Tierra              II         Tustin             1989              252                 632    $  2,664   $  2,774
                                                     --------------------------------------------------------------------
TIER II SUBTOTAL                                         1985            5,969              14,463     $60,973    $63,498
                                                     --------------------------------------------------------------------
Deerfield                 III         Irvine           1975/83             288                 569    $  2,397   $  2,496
Northwood Park            III         Irvine             1985              168                 363    $  1,531   $  1,595
Northwood Place           III         Irvine             1986              604               1,315    $  5,544   $  5,774
Orchard Park              III         Irvine             1982               60                 150    $    631   $    657
Park West                 III         Irvine          1970/71/72           880               1,870    $  7,883   $  8,210
Parkwood                  III         Irvine             1974              296                 593    $  2,498   $  2,602
The Parklands             III         Irvine             1983              121                 314    $  1,324   $  1,379
Windwood Glen             III         Irvine             1985              196                 462    $  1,947   $  2,028
Windwood Knoll            III         Irvine             1983              248                 514    $  2,169   $  2,259
Woodbridge Oaks           III         Irvine             1983              120                 290    $  1,222   $  1,272
Woodbridge Pines          III         Irvine             1976              220                 471    $  1,984   $  2,066
Woodbridge Villas         III         Irvine             1982              258                 508    $  2,141   $  2,229
Mariner Square            III       Newport Beach        1969              114                 261    $  1,099   $  1,145
                                                     --------------------------------------------------------------------
TIER III SUBTOTAL                                        1978            3,573             $ 7,678    $ 32,370   $ 33,711
                                                     --------------------------------------------------------------------
TOTAL                                                                   16,317             $41,642    $175,557   $182,828

                                                                           DRAFT




                                  PROJECT DELTA
                                  Balance Sheet

                                   (Thousands)

                                                11/30/98                            12/31/98
                                                Balance           Adjustments       Proforma
                                                -------           -----------       --------

 ASSETS
     Real Estate Assets                        $1,410,650            4,597         $1,415,247
     Accumulated Depreciation                    (278,488)                           (278,488)
                                               ----------                          ----------
                                                1,132,162                           1,132,162
     Projects under development, incl land        201,204                             201,204
                                               ----------                          ----------
                                                1,333,366                           1,333,366
     Cash                                          17,402          (16,000)             1,402
     Restricted Cash                                1,647                               1,647
     Deferred financing costs                      12,303                              12,303
     Other Assets                                  14,396                              14,396
                                               ----------          -------         ----------
 TOTAL ASSETS                                  $1,379,114          (11,403)        $1,367,711

 LIABILITIES
     Conventional mortgage financings            $129,775                            $129,775
     Mortgage notes payable to TIC                 49,592                              49,592
     Tax-exempt assessment district debt           21,306                              21,306
     Unsecured tax-exempt bond financings         334,190                             334,190
     Tax-exempt Mortgage Debt                      18,000                              18,000
     Unsecured notes payable                       99,275                              99,275
     Unsecured line of credit                           0                                   0
     Wells Fargo Term Loan                        100,000                             100,000
                                               ----------                          ----------
CURRENT DEBT BALANCE                             $752,138                            $752,138
     Accounts payable and accrued liabilities      44,985           (8,000)            36,985
     Security deposits                              9,446                               9,446
     Dividends and distributions payable            3,403           (3,403)                 0
                                               ----------          -------         ----------
TOTAL LIABILITIES                                $809,972          (11,403)          $798,569

PREFERRED STOCK
Redeemable Preferred - Series A                   144,092                             144,092
Redeemable Preferred - Series B                    48,751                              48,751
                                               ----------          -------         ----------
Total Preferred                                   192,843                0            192,843

TOTAL LIABILITIES AND PREFERRED                $1,002,815                          $1,002,815

Minority Interest                                 182,841                             182,841

Shareholder's Equity                              193,458                             193,458

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY     $1,379,114          (11,403)        $1,367,711


                                                                           DRAFT




                                  PROJECT DELTA
                        Other Assets / Other Liabilities

                                   (Thousands)


                                              11/30/98                         12/31/98
                                              Balance     Adjustments         Proforma
                                              -------     -----------         --------
 OTHER ASSETS
     Prepaid Fees/Insurance                    $1,126                           $1,126
     Accounts Receivables                       2,495                            2,495
     Equipment                                  1,768                            1,768
     Tenant Improvements/Predevelopment         1,803                            1,803
     Organization/Due Diligence costs             570                              570
     Storm Relocation                             193                              193
     Deposits                                   1,369                            1,369
     Tax Credit/Offering Costs                    399                              399
     Notes Receivable                           1,051                            1,051
     HUD Net Cash Flow                          3,623                            3,623
TOTAL OTHER ASSETS                            $14,396                          $14,396
     Less Non-Cash Assets:
     Organization/Due Diligence costs           (570)                            (570)
     Tax Credit/Offering Costs                  (399)                            (399)
                                              -------                          -------
NET OTHER ASSETS                              $13,427                          $13,427

OTHER LIABILITIES
     Insurance/Tax Liabilities                 $1,743                           $1,743
     Accounts Payable                           5,516                            5,516
     Accrued Interest                           3,456                            3,456
     Accounts Payable - CIP                    13,754                           13,754
     Property Tax Liability                     9,964         (8,000)            1,964
     Deferred/Unearned Income                   1,346                            1,346
     Due to Property Managers & Corp Housing    3,267                            3,267
     Payroll Liabilities                        5,734                            5,734
     Other                                        195                              195
                                              -------         ------           -------
TOTAL OTHER LIABILITIES                       $44,985         (8,000)          $36,985


                                                                           DRAFT




                                 PROJECT DELTA
                  Stock Option Impact - Treasury Stock Method


                                                                                                  AT $45/SHARE
                                                                              -----------------------------------------------------
                                                    WTD. AVE.                                                            CUMULATIVE
                           EXERCISE        NO.      EXERCISE    CUMULATIVE      GROSS       REPURCHASED     NET SHARES     SHARES
       SERIES                PRICE    OUTSTANDING     PRICE     OUTSTANDING    PROCEEDS       SHARES          ISSUED       ISSUED
       ------              --------   -----------   --------    -----------    --------     -----------     ----------   ----------

4/20/1995 Stock Options    $12.6250       4,000     $12.6250        4,000        $50,500       1,122           2,878        2,878
3/1/1995 Stock Options      16.1250     110,333      16.0026      114,333      1,779,120      39,536          70,797       73,675
12/8/1993 Stock Options     17.4400      20,000      16.2166      134,333        348,800       7,751          12,249       85,924
11/30/1993 Stock Options    17.5000      32,500      16.4666      166,833        568,750      12,639          19,861      105,785
1/25/1994 Stock Options     17.5000      15,000      16.5518      181,833        262,500       5,833           9,167      114,951
4/30/1996 Stock Options     20.0625       4,000      16.6274      185,833         80,250       1,783           2,217      117,168
4/25/1997 Stock Options     26.6250      20,000      17.5988      205,833        532,500      11,833           8,167      125,335
4/25/1997 Stock Options     26.7500       5,000      17.8159      210,833        133,750       2,972           2,028      127,363
2/4/1997 Stock Options      26.8750     110,000      20.9218      320,833      2,956,250      65,694          44,306      171,668
7/15/1997 Stock Options     29.5000     100,000      22.9602      420,833      2,950,000      65,556          34,444      206,113
6/1/1998 Stock Options      29.8125      10,000      23.1193      430,833        298,125       6,625           3,375      209,488
5/7/1998 Stock Options      30.1250      12,500      23.3168      443,333        376,563       8,368           4,132      213,620
3/12/1998 Stock Options     30.4375     100,000      24.6274      543,333      3,043,750      67,639          32,361      245,981
2/23/1998 Stock Options     30.6875      10,000      24.7369      553,333        306,875       6,819           3,181      249,161
4/22/1998 Stock Options     31.1875      10,000      24.8514      563,333        311,875       6,931           3,069      252,231
4/1/1998 Stock Options      31.3125      23,500      25.1101      586,833        735,844      16,352           7,148      259,379
2/6/1998 Stock Options      31.6250      38,000      25.5063      624,833      1,201,750      26,706          11,294      270,673
2/2/1998 Stock Options      32.0625      53,000      26.0190      677,833      1,699,313      37,763          15,238      285,910
TOTAL/WTD. AVE.            $26.0190     677,833                              $17,636,513     391,923         285,910



                                               VALUE/SHARE
                                -------------------------------------------
                                  $35.00          $40.00           $45.00
                                ----------      ----------       ----------
   Option Share Equivalents        173,933         236,920          285,910
   Shares and Units             45,156,808      45,156,808       45,156,808
                                ----------      ----------       ----------
     Total                      45,330,741      45,393,728       45,442,718


                                                                           DRAFT




                                  PROJECT DELTA

                        General and Administrative Costs

                                                                        ADJUSTED
                                                      1998 BUDGET       1999 G&A
                                                      -----------       --------

SALARIES & WAGES AND EMPLOYEE
  RELATED COSTS
    President's Dept                                  $1,946.0          $1,946.0
    CFO- Treasury Dept                                 1,867.0               0.0
    Accounting Dept                                    1,311.0             865.3
    Development & Construction Depts.- On Ranch          201.0             132.7
    Development & Construction Depts.- Off Ranch         560.0             369.6
                                                      --------          --------
                                                       5,885.0           3,313.5

PUBLIC COSTS
  Directors Fees/Board Meetings                          325.0             162.5
  Annual/Quarterly/Proxies Reports                       235.0               0.0
  Investor & Public Relations                            220.0               0.0
  Annual Audit/10-Q Filings                              125.0             125.0
  D&O Liability Insurance                                180.0             180.0
  Other                                                  101.0               0.0
  Special Board Committee                                100.0               0.0
                                                      --------          --------
                                                       1,286.0             467.5

OFFICE EXPENSES & SUPPLIES                                 543             434.4

ABANDONMENTS                                             485.0             242.5

LEGAL
  General                                                375.0             187.5
  Special Board Committee                                 75.0              37.5
                                                      --------          --------
                                                         450.0             225.0

TIC PROVIDED SERVICES                                    133.0             133.0

RECRUITING                                               129.0             129.0

CONSULTING                                                71.0               0.0

OTHER                                                     59.0              59.0
                                                      --------          --------

                                                      $9,041.0          $5,003.9
                                                      ========          ========
                                                                              55%

                                                                           DRAFT




                                  PROJECT DELTA

                     Comparable Companies Cost of Equity(1)

         Assumptions

CAPM

ke=Rf + b(Rp)

Rfree           5.30%

Rpremium        8.00%



                                                                   BARRA       BARRA                            k(e)         k(e)
                                               Beta       Beta   Predicted   Historical     k(e)      k(e)      BARRA      BARRA
Company (Ticker)                             Adjusted     Raw       Beta        Beta      Adjusted    Raw     Predicted   Historical
----------------                             --------     ---       ----        ----      --------    ---     ---------   ----------

AMLI Residential Properties (AML)              0.58       0.37      0.43        0.28       9.94%     8.26%       8.71%      7.56%
Apartment Investment & Management (AIV)        0.55       0.33      0.75        0.35       9.70%     7.94%      11.32%      8.12%
Archstone Communities Trust (ASN)              0.56       0.34      0.64        0.35       9.78%     8.02%      10.40%      8.12%
Associated Estates Realty (AEC)                0.31      -0.3       0.61        0.15       7.78%     2.90%      10.14%      6.52%
Avalon Bay Communities (AVB)                   0.59       0.38      0.56        0.38      10.02%     8.34%       9.81%      8.37%
Berkshire Realty Company, Inc. (BRI)           0.58       0.37      0.36        0.56       9.94%     8.26%       8.16%      9.74%
BRE Properties (BRE)                           0.64       0.46      0.57        0.12      10.42%     8.98%       9.84%      6.28%
Camden Property Trust (CPT)                    0.63       0.44      0.61        0.24      10.34%     8.82%      10.18%      7.25%
Charles E. Smith Residential (SRW)             0.54       0.31      0.54        0.13       9.62%     7.78%       9.65%      6.34%
Equity Residential Properties Trust (EQR)      0.60       0.4       0.71        0.51      10.10%     8.50%      10.99%      9.37%
Essex Property Trust (ESS)                     0.5        0.25      0.54        0.34       9.30%     7.30%       9.61%      8.03%
Gables Residential Trust (GBP)                 0.47       0.2       0.53        0.19       9.06%     6.90%       9.53%      6.78%
Home Properties of New York (HME)              0.5        0.25      0.60        0.25       9.30%     7.30%      10.06%      7.33%
Irvine Apartment Communities (IAC)             0.56       0.33      0.67        0.48       9.78%     7.94%      10.65%      9.16%
Mid-America Apartment (MAA)                    0.53       0.29      0.50        0.19       9.54%     7.62%       9.29%      6.81%
Post Properties (PPS)                          0.56       0.35      0.57        0.24       9.78%     8.10%       9.89%      7.20%
Summit Properties (SMT)                        0.56       0.35      0.51        0.28       9.78%     8.10%       9.38%      7.54%
Town and Country Trust (TCT)                   0.56       0.34      0.41        0.58       9.78%     8.02%       8.57%      9.94%
United Dominion Realty Trust (UDR)             0.48       0.22      0.56        0.28       9.14%     7.06%       9.75%      7.50%
Walden Residential Properties (WDN)            0.78       0.66      0.52        0.08      11.54%    10.58%       9.49%      5.91%
                                               -----      -----     ----        ----      -----     -----       -------     ----
Mean                                           0.554      0.317     0.56        0.30       9.73%     7.84%       9.77%      7.69%
Median                                         0.56       0.34      0.56        0.28       9.78%     8.02%       9.78%      7.52%
                                               -----      -----     ----        ----      -----     -----       -------     ----


Note:

(1) All information as of 1/13/99

                                                                           DRAFT


                                 PROJECT DELTA
--------------------------------------------------------------------------------
                          Comparable Companies WACC(1)


                                                  Total         Preferred      Equity
                                                  Market          Stock        Market        Debt                 Preferred
Company (Ticker)                              Capitalization   Outstanding     Value     Outstanding   Interest     Coupon
-----------------------------------------     --------------   -----------   ----------  -----------   --------   ---------
Archstone Communities Trust (ASN)                $ 5,159.2      $  275.5      $2,821.1     $2,062.6       7.0%       7.8%
Avalon Bay Communities (AVB)                     $ 4,077.9      $  358.1      $2,173.0     $1,546.9       7.0%       8.7%
BRE Properties (BRE)                             $ 1,872.7      $    0.0      $1,169.9     $  702.8       7.0%       8.5% (2)
Equity Residential Properties Trust (EQR)        $11,459.5      $1,411.3      $5,345.3     $4,702.9       7.0%       8.6%
Essex Property Trust (ESS)                       $   947.6      $   40.0      $  547.1     $  360.5       7.0%       8.8%
Post Properties (PPS)                            $ 2,542.7      $  150.0      $1,605.4     $  787.3       7.0%       7.8%
                                              --------------   -----------   ---------   -----------   --------   ---------
Mean                                             $ 4,343.3      $  372.5      $2,276.9     $1,693.8       7.0%       8.4%
Median                                           $ 3,310.3      $  212.8      $1,889.2     $1,167.1       7.0%       8.5%
                                              ==============   ===========   =========   ===========   =========  =========

AMLI Residential Properties (AML)                $   937.1      $   98.1      $  435.4     $  403.5       7.0%       9.0%
Apartment Investment & Management (AIV)          $ 3,714.1      $  335.0      $1,970.4     $1,408.7       7.0%       9.1%
Associated Estates Realty (AEC)                  $   947.3      $   56.3      $  417.8     $  473.2       7.0%       9.8%
Berkshire Realty Company, Inc. (BRI)             $ 1,056.9      $   68.4      $  428.0     $  560.5       7.0%       9.0%
Camden Property Trust (CPT)                      $ 2,315.5      $  105.0      $1,245.8     $  964.7       7.0%       9.2%
Charles E. Smith Residential (SRW)               $ 1,859.8      $  149.3      $  958.0     $  752.5       7.0%       8.3%
Gables Residential Trust (GBP)                   $ 1,758.1      $  119.5      $  790.1     $  848.5       7.0%       8.2%
Home Properties of New York (HME)                $ 1,074.1      $    0.0      $  668.4     $  405.7       7.0%       9.1%
Mid-America Apartment (MAA)                      $ 1,387.2      $  148.5      $  515.7     $  722.9       7.0%       9.3%
Summit Properties (SMT)                          $ 1,093.2      $    0.0      $  489.5     $  603.7       7.0%       8.5% (2)
Town and Country Trust (TCT)                     $   610.2      $    0.0      $  274.6     $  335.6       7.0%       8.5% (2)
United Dominion Realty Trust (UDR)               $ 2,943.7      $  255.0      $1,139.8     $1,548.9       7.0%       8.9%
Walden Residential Properties (WDN)              $ 1,392.0      $   42.8      $  589.6     $  759.6       7.0%       9.2%
                                              --------------   -----------   ---------   -----------   --------   ---------
Mean                                             $ 1,622.2      $  106.0      $  763.3     $  752.9       7.0%       8.9%
Median                                           $ 1,387.2      $   98.1      $  589.6     $  722.9       7.0%       9.0%
                                              ==============   ===========   =========   ===========   =========  =========

Irvine Apartment Communities (IAC)               $ 2,325.0      $  144.1      $1,445.0     $  733.2       7.0%       8.4%


                                                                    k(e)        k(e)                           BARRA       BARRA
                                                 k(e)      k(e)     BARRA       BARRA     Adjusted    Raw    Predicted   Historical
Company (Ticker)                               Adjusted    Raw    Predicted   Historical    WACC      WACC      WACC        WACC
-----------------------------------------      --------   -----   ---------   ----------  --------   ------  ---------   ----------
Archstone Communities Trust (ASN)                 9.8%     8.0%     10.4%        8.1%       8.6%      7.6%      8.9%        7.7%
Avalon Bay Communities (AVB)                     10.0%     8.3%      9.8%        8.4%       8.8%      7.9%      8.6%        7.9%
BRE Properties (BRE)                             10.4%     9.0%      9.8%        6.3%       9.1%      8.2%      8.8%        6.5%
Equity Residential Properties Trust (EQR)        10.1%     8.5%     11.0%        9.4%       8.6%      7.9%      9.1%        8.3%
Essex Property Trust (ESS)                        9.3%     7.3%      9.6%        8.0%       8.4%      7.2%      8.6%        7.7%
Post Properties (PPS)                             9.8%     8.1%      9.9%        7.2%       8.8%      7.7%      8.9%        7.2%
                                               --------   -----   ---------   ----------  --------   ------  ---------   ----------
Mean                                              9.9%     8.2%     10.1%        7.9%       8.7%      7.8%      8.8%        7.5%
Median                                            9.9%     8.2%      9.9%        8.1%       8.7%      7.8%      8.8%        7.7%
                                               ========   =====   =========   ==========  ========   ======  =========   ==========

AMLI Residential Properties (AML)                 9.9%     8.3%      8.7%        7.6%       8.6%      7.8%      8.0%        7.5%
Apartment Investment & Management (AIV)           9.7%     7.9%     11.3%        8.1%       8.6%      7.7%      9.5%        7.8%
Associated Estates Realty (AEC)                   7.8%     2.9%     10.1%        6.5%       7.5%      5.4%      8.5%        7.0%
Berkshire Realty Company, Inc. (BRI)              9.9%     8.3%      8.2%        9.7%       8.3%      7.6%      7.6%        8.2%
Camden Property Trust (CPT)                      10.3%     8.8%     10.2%        7.3%       8.9%      8.1%      8.8%        7.2%
Charles E. Smith Residential (SRW)                9.6%     7.8%      9.6%        6.3%       8.5%      7.5%      8.5%        6.8%
Gables Residential Trust (GBP)                    9.1%     6.9%      9.5%        6.8%       8.0%      7.0%      8.2%        7.0%
Home Properties of New York (HME)                 9.3%     7.3%     10.1%        7.3%       8.4%      7.2%      8.9%        7.2%
Mid-America Apartment (MAA)                       9.5%     7.6%      9.3%        6.8%       8.2%      7.5%      8.1%        7.2%
Summit Properties (SMT)                           9.8%     8.1%      9.4%        7.5%       8.2%      7.5%      8.1%        7.2%
Town and Country Trust (TCT)                      9.8%     8.0%      8.6%        9.9%       8.3%      7.5%      7.7%        8.3%
United Dominion Realty Trust (UDR)                9.1%     7.1%      9.8%        7.5%       8.0%      7.2%      8.2%        7.4%
Walden Residential Properties (WDN)              11.5%    10.6%      9.5%        5.9%       9.0%      4.8%      4.3%        2.8%
                                               --------   -----   ---------   ----------  --------   ------  ---------   ----------
Mean                                              9.7%     7.7%      9.6%        7.5%       8.3%      7.1%      8.0%        7.0%
Median                                            9.7%     7.9%      9.5%        7.3%       8.3%      7.5%      8.2%        7.2%
                                               ========   =====   =========   ==========  ========   ======  =========   ==========

Irvine Apartment Communities (IAC)                9.8%     7.9%     10.7%        9.2%       8.8%      7.7%      9.3%        8.4%


Notes:
(1) All information as of 1/13/99.
(2) Assumes an 8.5% preferred coupon.

                                                                           DRAFT


                                 PROJECT DELTA
                TRADING STATISTICS FOR SELECTED APARTMENT REITS

                                                                         Equity         Total                Price/FFO(8)
                                              1/13/99      52-Week       Market         Market        ---------------------------
Company (Ticker)                               Price       High/Low     Value(1)   Capitalization(2)  LTM(3)  1999E(4)  2000E(4)
----------------                              -------   -------------   --------   -----------------  ------  --------  ---------
Archstone Communities Trust (ASN)              $19.69   $24.50/$17.88   $2,821.1       $ 5,159.2        8.8x     9.8x       9.0x
Avalon Bay Communities (AVB)                   $33.56   $39.13/$30.50   $2,173.0       $ 4,077.9       12.6x    10.2x       9.1x
BRE Properties (BRE)                           $24.88   $28.69/$21.50   $1,169.9       $ 1,872.7       12.1x    10.5x       9.4x
Equity Residential Properties Trust (EQR)      $41.00   $52.56/$34.69   $5,345.3       $11,459.5       13.6x     9.2x       8.6x
Essex Property Trust (ESS)                     $29.56   $34.94/$26.94   $  547.1       $   947.6       10.7x     9.4x       8.4x
Post Properties (PPS)                          $37.75   $42.00/$35.81   $1,605.4       $ 2,542.7       11.5x    10.2x       9.3x

----------------------------------------------------------------------------------------------------------------------------------
MEAN                                                                    $2,276.9       $ 4,343.3       11.5x     9.9x       9.0x
MEDIAN                                                                  $1,889.2       $ 3,310.3       11.8x    10.0x       9.1x
----------------------------------------------------------------------------------------------------------------------------------

AMLI Residential Properties (AML)              $21.88   $24.00/$18.44   $  435.4       $   937.1        9.6x     8.6x       7.9x
Apartment Investment & Management (AIV)        $36.19   $41.00/$30.00   $1,970.4       $ 3,714.1       10.4x     9.1x       7.9x
Associated Estates Realty (AEC)                $12.13   $24.38/$11.50   $  417.8       $   947.3        6.0x     6.2x       5.9x
Berkshire Realty Company, Inc. (BRI)           $ 9.38   $12.38/$ 8.13   $  428.0       $ 1,056.9        8.4x     7.7x       7.3x
Camden Property Trust (CPT)                    $26.38   $31.06/$24.50   $1,245.8       $ 2,315.5        9.9x     8.2x       7.6x
Charles E. Smith Residential (SRW)             $30.69   $34.94/$28.31   $  958.0       $ 1,859.8       10.8x     9.7x       8.9x
Gables Residential Trust (GBP)                 $24.06   $28.31/$21.75   $  790.1       $ 1,758.1        9.2x     8.3x       7.7x
Home Properties of New York (HME)              $24.94   $28.06/$21.19   $  668.4       $ 1,074.1       10.1x     9.2x       8.2x
Mid-America Apartment (MAA)                    $23.63   $29.88/$22.63   $  515.7       $ 1,387.2        8.1x     7.5x       6.9x
Summit Properties (SMT)                        $16.50   $21.31/$16.25   $  489.5       $ 1,093.2        8.4x     7.7x       7.1x
Town and Country Trust (TCT)                   $15.06   $17.94/$13.25   $  274.6       $   610.2        8.5x     8.0x       7.7x
United Dominion Realty Trust (UDR)             $10.69   $14.75/$10.06   $1,139.8       $ 2,943.7        7.7x     7.5x       7.1x
Walden Residential Properties (WDN)            $20.13   $27.13/$19.25   $  589.6       $ 1,392.0        8.1x     7.4x       6.9x

----------------------------------------------------------------------------------------------------------------------------------
MEAN                                                                    $  763.3       $ 1,622.2        8.8x     8.1x       7.5x
MEDIAN                                                                  $  589.6       $ 1,387.2        8.4x     7.7x       7.3x
----------------------------------------------------------------------------------------------------------------------------------

Irvine Apartment Communities (IAC)             $32.00   $32.44/$23.00   $1,445.0       $ 2,325.0       14.5x    12.5x      11.1x
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                          Payout Ratio     5-Year
                                                 Price/AFFO(5)    Aggregate Value/EBITDA(7)(8)               (1999E)         FFO
                                              ------------------  ----------------------------  Dividend  -------------   --------
Company (Ticker)                              1999E(6)  2000E(6)     LTM       1999E    2000E     Yield     FFO    AFFO   Growth(4)
----------------                              --------  --------  ---------  --------  -------  --------  ------  ------  ---------
Archstone Communities Trust (ASN)               11.9x     10.8x     15.9x     15.5x     11.4x      7.5%    73.4%   89.2%     11.2%
Avalon Bay Communities (AVB)                    12.0x     10.3x     16.6x     20.8x     11.8x      6.1%    61.7%   72.9%     11.5%
BRE Properties (BRE)                            12.1x     10.9x     15.6x     14.1x     11.7x      5.8%    60.7%   69.9%      8.5%
Equity Residential Properties Trust (EQR)       11.3x     10.3x     13.6x      N.A.      N.A.      6.9%    64.0%   78.2%      9.2%
Essex Property Trust (ESS)                      12.6x     11.5x     13.3x     11.3x      9.8x      6.8%    63.6%   85.5%     10.0%
Post Properties (PPS)                           11.6x     10.8x     14.9x     14.2x     12.1x      6.9%    70.5%   79.8%      9.7%

----------------------------------------------------------------------------------------------------------------------------------
MEAN                                            11.9x     10.7x     15.0x     15.2x     11.4x      6.7%    65.6%   79.2%     10.0%
MEDIAN                                          11.9x     10.8x     15.2x     14.2x     11.7x      6.8%    63.8%   79.0%      9.8%
----------------------------------------------------------------------------------------------------------------------------------

AMLI Residential Properties (AML)               10.3x      9.6x     14.7x     13.4x     10.7x      8.0%    69.2%   83.0%      6.5%
Apartment Investment & Management (AIV)         12.4x     10.7x     16.4x     13.3x      9.5x      6.2%    56.8%   77.1%     12.3%
Associated Estates Realty (AEC)                  6.2x      6.1x     14.0x     10.6x      7.6x     15.3%    95.2%   95.4%      0.3%
Berkshire Realty Company, Inc. (BRI)             8.8x      8.6x     12.2x     11.7x      9.8x     10.3%    79.8%   91.5%      6.0%
Camden Property Trust (CPT)                      9.5x      8.6x     11.6x     12.2x     10.5x      7.7%    62.9%   72.7%      9.1%
Charles E. Smith Residential (SRW)              12.3x     11.2x     13.0x     12.4x     10.9x      7.0%    67.3%   85.9%      9.0%
Gables Residential Trust (GBP)                   9.8x      9.0x     15.5x     13.4x     11.5x      8.5%    70.4%   82.9%      7.8%
Home Properties of New York (HME)               12.1x     10.8x     12.5x      8.5x      6.1x      7.7%    70.7%   93.2%      0.0%
Mid-America Apartment (MAA)                      9.0x      8.4x     11.8x      N.A.      N.A.      9.7%    73.0%   87.8%      7.1%
Summit Properties (SMT)                          9.1x      8.5x     12.8x     11.8x      8.8x      9.9%    75.9%   89.6%      6.7%
Town and Country Trust (TCT)                     9.4x      9.1x     11.1x      N.A.      N.A.     10.6%    85.3%   99.4%      4.5%
United Dominion Realty Trust (UDR)               8.8x      8.5x     11.5x     10.6x      8.5x      9.8%    73.5%   86.1%      6.5%
Walden Residential Properties (WDN)              8.8x      8.2x      9.7x      9.0x      8.8x      9.6%    71.3%   84.3%      8.3%

----------------------------------------------------------------------------------------------------------------------------------
MEAN                                             9.7x      9.0x     12.8x     11.5x      9.3x      9.3%    73.2%   86.8%      6.5%
MEDIAN                                           9.1x      8.6x     12.5x     11.7x      9.5x      9.7%    71.3%   86.1%      6.7%
----------------------------------------------------------------------------------------------------------------------------------
Irvine Apartment Communities (IAC)              15.6x     14.0x     16.9x      N.A.      N.A.      4.8%    60.0%   75.1%     10.2%
----------------------------------------------------------------------------------------------------------------------------------



Notes:

(1) Includes shares and operating partnership units.

(2) Equals the sum of equity market value, debt outstanding and preferred stock at liquidation preference, in $MM.

(3) For the 12 months ended September 30, 1998.

(4) Estimates from First Call as of January 13, 1999, unless otherwise noted.

(5) Adjusted Funds from Operations (AFFO) equals FFO less recurring capital expenditures and straight-line rent adjustments.

(6) Estimates from Morgan Stanley Research as of November 2, 1998, unless otherwise noted.

(7) Aggregate Value equals Total Market Capitalization less cash.

(8) Some FFO and EBITDA estimates reflecting recent M&A activity were not available and are noted as N.A.

                                                                           DRAFT


                                 PROJECT DELTA
                 CREDIT STATISTICS FOR SELECTED APARTMENT REITS

                                                           Equity           Total                Debt-to-          Debt-to-
                                              1/13/99      Market           Market                Market             Book
Company (Ticker)                               Price      Value(1)     Capitalization(2)     Capitalization     Capitalization(3)
----------------                              -------     --------     -----------------     --------------     --------------
Archstone Communities Trust (ASN)              $19.69     $2,821.1         $ 5,159.2              40.0%              46.1%
Avalon Bay Communities (AVB)                   $33.56     $2,173.0         $ 4,077.9              37.9%              44.6%
BRE Properties (BRE)                           $24.88     $1,169.9         $ 1,872.7              37.5%              45.6%
Equity Residential Properties Trust (EQR)      $41.00     $5,345.3         $11,459.5              41.0%              51.8%
Essex Property Trust (ESS)                     $29.56     $  547.1         $   947.6              38.0%              43.9%
Post Properties (PPS)                          $37.75     $1,605.4         $ 2,542.7              31.0%              45.2%

----------------------------------------------------------------------------------------------------------------------------------
Mean                                                      $2,276.9         $ 4,343.3              37.6%              46.2%
Median                                                    $1,889.2         $ 3,310.3              38.0%              45.4%
----------------------------------------------------------------------------------------------------------------------------------

AMLI Residential Properties (AML)              $21.88     $  435.4         $   937.1              43.1%              58.0%
Apartment Investment & Management (AIV)        $36.19     $1,970.4         $ 3,714.1              37.9%              50.8%
Associated Estates Realty (AEC)                $12.13     $  417.8         $   947.3              50.0%              68.0%
Berkshire Realty Company, Inc. (BRI)           $ 9.38     $  428.0         $ 1,056.9              53.0%              61.4%
Camden Property Trust (CPT)                    $26.38     $1,245.8         $ 2,315.5              41.7%              45.3%
Charles E. Smith Residential (SRW)             $30.69     $  958.0         $ 1,859.8              40.5%              77.7%
Gables Residential Trust (GBP)                 $24.06     $  790.1         $ 1,758.1              48.3%              60.6%
Home Properties of New York (HME)              $24.94     $  668.4         $ 1,074.1              37.8%              42.6%
Mid-America Apartment (MAA)                    $23.63     $  515.7         $ 1,387.2              52.1%              63.7%
Summit Properties (SMT)                        $16.50     $  489.5         $ 1,093.2              55.2%              63.5%
Town and Country Trust (TCT)                   $15.06     $  274.6         $   610.2              55.0%              89.0%
United Dominion Realty Trust (UDR)             $10.69     $1,139.8         $ 2,943.7              52.6%              60.5%
Walden Residential Properties (WDN)            $20.13     $  589.6         $ 1,392.0              54.6%              50.9%

----------------------------------------------------------------------------------------------------------------------------------
Mean                                                      $  763.3         $ 1,622.2              47.8%              60.9%
Median                                                    $  589.6         $ 1,387.2              50.0%              60.6%
----------------------------------------------------------------------------------------------------------------------------------

Irvine Apartment Communities (IAC)             $32.00     $1,445.0         $ 2,325.0              31.7%              75.1%






                                                                                   LTM CREDIT STATISTICS(4)            SENIOR DEBT
                                                Secured       Floating       ------------------------------------        RATINGS
                                                 Debt/       Rate Debt/       EBITDA/        DEBT/          FFO/       -----------
Company (Ticker)                              Total Debt     Total Debt      INTEREST        EBITDA         DEBT       MOODY'S/S&P
----------------                              ----------     ----------      --------      ----------      ------      -----------
Archstone Communities Trust (ASN)                21.0%          42.1%          3.5x          6.4x          12.8%         Baa1/A-
Avalon Bay Communities (AVB)                     32.9%          25.3%          3.9x          6.3x          11.5%        Baa1/BBB+
BRE Properties (BRE)                             33.6%          30.4%          3.7x          5.9x          12.8%        Baa2/BBB
Equity Residential Properties Trust (EQR)        45.8%          30.5%          2.9x          5.6x          12.9%         A3/BBB+
Essex Property Trust (ESS)                       82.5%          40.7%          4.0x          5.1x          15.5%        N.R./N.R.
Post Properties (PPS)                            35.5%          50.9%          5.4x          4.6x          16.1%        Baa1/BBB+

----------------------------------------------------------------------------------------------------------------------------------
Mean                                             41.9%          36.6%          3.9x          5.7x          13.6%
Median                                           34.5%          35.6%          3.8x          5.8x          12.9%
----------------------------------------------------------------------------------------------------------------------------------

AMLI Residential Properties (AML)                62.8%          35.6%          3.4x          6.4x          12.4%        Baa3/N.R.
Apartment Investment & Management (AIV)          96.4%           7.2%          2.4x          6.3x          11.8%         Ba1/BB-
Associated Estates Realty (AEC)                  13.5%          45.2%          2.4x          7.0x           7.9%        Baa3/BBB-
Berkshire Realty Company, Inc. (BRI)             78.0%          23.8%          2.5x          6.5x           9.7%        Baa2/N.R.
Camden Property Trust (CPT)                      40.6%          42.8%          3.6x          4.9x          14.7%        Baa2/BBB
Charles E. Smith Residential (SRW)               67.5%          33.1%          3.0x          5.3x          12.5%        N.R./N.R.
Gables Residential Trust (GBP)                   47.3%          34.2%          3.2x          7.5x           8.7%        Baa2/BBB
Home Properties of New York (HME)                96.0%           4.0%          2.8x          4.7x          14.4%        N.R./N.R.
Mid-America Apartment (MAA)                      85.7%          22.2%          2.7x          6.2x           9.1%         Ba1/BB+
Summit Properties (SMT)                          33.2%          65.3%          2.8x          7.1x           9.2%        Baa3/BBB-
Town and Country Trust (TCT)                    100.0%          10.6%          2.5x          6.1x           9.6%        N.R./N.R.
United Dominion Realty Trust (UDR)               41.8%          22.1%          2.6x          6.1x           8.7%        Baa2/BBB
Walden Residential Properties (WDN)              61.6%          46.7%          2.7x          5.3x          10.2%        Ba1/N.R.

----------------------------------------------------------------------------------------------------------------------------------
Mean                                             63.4%          30.2%          2.8x          6.1x          10.7%
Median                                           62.8%          33.1%          2.7x          6.2x           9.7%
----------------------------------------------------------------------------------------------------------------------------------

Irvine Apartment Communities (IAC)               27.4%          15.9%          4.7x          5.4x          13.4%

Notes:
(1) Includes shares and operating partnership units.
(2) Equals the sum of equity market value, debt outstanding and preferred stock at liquidation preference, in $MM.
(3) Book capitalization equals the sum of debt outstanding, minority interest, preferred stock at liquidation preference and shareholders' equity, in $MM.
(4) For the 12 months ended 9/30/98.

                                                                           DRAFT



              DOCUMENTATION PROVIDED TO MORGAN STANLEY DEAN WITTER

----------------------------------------------------------------------------------------------
          DOCUMENT                                                                   DATE
----------------------------------------------------------------------------------------------
IAC Monthly Financial Reports                                                         10/98
----------------------------------------------------------------------------------------------
IAC 1998 Preliminary Business Plan                                                    10/97
----------------------------------------------------------------------------------------------
IAC 1999 Preliminary Business Plan                                                 9/98, 10/98
McFarland Memo to DLB (Business Plan Sensitivity)                                      10/2/98
----------------------------------------------------------------------------------------------
IAC 1999 Business Plan - Summary of Historical and                                   10/98
Projected Demand and Supply Analyses
----------------------------------------------------------------------------------------------
IAC 1999 Business Plan - Demand and Supply Analyses                                  10/98
----------------------------------------------------------------------------------------------
IAC First Quarter 1998 Business Plan Update                                        10/26/98
----------------------------------------------------------------------------------------------
IAC Board meeting packages                                                           5/7/98
                                                                                    7/31/98
                                                                                   10/12/98
----------------------------------------------------------------------------------------------
IBA Board meeting - slide presentations                                             7/31/98
                                                                                    9/24/98
                                                                                   10/30/98
----------------------------------------------------------------------------------------------
IAC Economic Indicators and Trends                                                Mid-year 98
----------------------------------------------------------------------------------------------
IAC Project Proforma booklet - Bonita Canyon and
Lower Peters Canyon
----------------------------------------------------------------------------------------------
IAC  Scott Reinert memo to Board                                                    8/12/98
----------------------------------------------------------------------------------------------
IAC Proformas
     Lower Peters Canyon Site 5B - Lot 21                                           10/5/98
     Lower Peters Canyon Site 5A - Lot 20                                           10/5/98
----------------------------------------------------------------------------------------------
IAC Five-Year Projections                                                           4th Qtr 97
----------------------------------------------------------------------------------------------
IAC Public REIT Profitability                                                             7/98
----------------------------------------------------------------------------------------------
IAC Acquisitions
     Park Place - Investment Proposal                                                6/8/98
     Park Place - Board write-up                                                     6/30/98
     Villa Serena - Rancho Santa Margarita                                           1/23/97
     The Villas of Renaissance - La Jolla                                            1/23/97
     La Jolla Point Apartments                                                       12/20/96

     Rick Lamprecht memo to Mike Goode                                                5/5/98
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Montgomery Private Eye Discussion Package                                            11/25/98
----------------------------------------------------------------------------------------------
Montgomery Valuation Discussion Package                                              12/30/98
----------------------------------------------------------------------------------------------

                                                                           DRAFT



Investment Bank Research Reports - Before 12/1/98     Salomon Smith Barney           5/12/98
                                                      JP Morgan                       6/1/98
                                                      Salomon Smith Barney          11/10/98
                                                      Legg Mason                    11/24/98
                                                      NationsBanc Montgomery         11/3/98
                                                      CIBC Oppenheimer               8/19/98
                                                      JP Morgan
                                                      Donaldson, Lufkin             10/28/97
                                                      Smith Barney                  10/24/97
                                                      Paine Webber                   8/28/98
                                                      Morgan Stanley Dean Witter
                                                      Jefferies & Company            11/3/98
                                                      Merrill Lynch                  11/4/98
                                                      Sutro                          10/5/98
--------------------------------------------------------------------------------------------
Investment Bank Research Reports - After 12/1/98      Morgan Stanley                 12/3/98
                                                      JP Morgan                      12/3/98
                                                      Paine Webber                   12/4/98
                                                      Paine Webber                   12/7/98
                                                      Everen Securities              12/4/98
                                                      NationsBanc Montgomery         12/3/98
                                                      Green Street Advisors         12/10/98
                                                      Bloomberg                      12/2/98
                                                      Donaldson, Lufkin              12/2/98
                                                      AG Edwards                     12/3/98
                                                      Sutro                          12/2/98
                                                      Salomon Smith Barney           12/3/98
                                                      Salomon Smith Barney           12/2/98
                                                      Dresdner Kleinwert Benson      12/4/98
                                                      CIBC Oppenheimer               12/2/98
                                                      Realty Stock Review            12/7/98
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
TIC - Bren memo to IAC Board of  Directors (IAC                                     10/27/98
Results for 1998 and Business Plan for 1999)
--------------------------------------------------------------------------------------------
TIC - IAC Land Rights Agreement (Estimate of value                                  12/22/98
per share)
--------------------------------------------------------------------------------------------
TIC - Net Asset Value Calculation                                                   11/30/98
--------------------------------------------------------------------------------------------
TIC - Joe Davis memo to DLB (IAC Business Plan)                                      9/24/98
--------------------------------------------------------------------------------------------
TIC - Joe Davis memo to DLB (IAC Business Plan)                                      9/16/98
--------------------------------------------------------------------------------------------
TIC - Apartment Inventory
--------------------------------------------------------------------------------------------